February 28, 2023

Ticker
Sustainable Equity
Janus Henderson International Sustainable Equity ETF	SXUS
Principal U.S. Listing Exchange: NYSE Arca, Inc.
Janus Henderson Net Zero Transition Resources ETF	JZRO
Principal U.S. Listing Exchange: NYSE Arca, Inc.
Janus Henderson U.S. Sustainable Equity ETF	SSPX
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Janus Detroit Street Trust
Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes three portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Detroit Street Trust (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to the Funds.
Shares of each Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from each Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares (sometimes referred to as the “NAV”).

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FUND SUMMARY

Janus Henderson International Sustainable Equity ETF
Ticker:    SXUS

INVESTMENT OBJECTIVE
Janus Henderson International Sustainable Equity ETF seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund seeks to invest in companies whose products and services are considered by the Adviser as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
The Fund primarily invests in equity securities of companies that are economically tied to countries outside of the United States, including investments in emerging markets. A security is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the company’s revenues are derived from one or more countries; or (iii) a majority of the company’s assets are located in one or more countries. The Fund’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Fund generally invests in a core group of 30-50 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as warrants. The Fund may also invest in equity securities of real estate-related companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. The Fund will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Fund’s uninvested assets may be held in cash, cash equivalents, and/or affiliated or unaffiliated exchange-traded funds (“ETFs”).

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The Fund is “actively managed” and does not seek to replicate the composition or performance of an index. In selecting investments, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Fund, the portfolio managers first employ positive selection criteria to identify companies that fall within at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, the portfolio managers apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment. A current list of such activities, which may evolve over time, follows:

•	alcohol;
•	animal testing (non-medical);
•	armaments;
•	chemicals of concern;
•	fossil fuel extraction and refining;
•	fossil fuel power generation;
•	fur;
•	gambling;
•	genetic engineering;
•	intensive farming;
•	meat and dairy production;
•	nuclear power;
•	pornography;
•	tobacco; and
•	United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In selecting investments, the portfolio managers will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. The portfolio managers will also consider environmental, social, and governance (“ESG”) factors including, but not limited to, climate change, deforestation, biodiversity, human rights, company culture, and community relations, board structure and diversity, executive pay, and corporate reporting.
The portfolio managers seek to maintain a portfolio of securities that has a carbon footprint and carbon intensity that is at least 20% below the MSCI All Country World ex-USA IndexSM. At the portfolio managers’ discretion, the Fund will engage with a company’s management regarding matters that may evolve over time and may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
The portfolio managers evaluate and apply ESG and sustainable investment criteria relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. The portfolio managers do not apply ESG and sustainable investment criteria in managing the Fund’s exposure to cash and cash equivalents. The Fund will generally consider selling a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund will also consider selling a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Fund.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk.  The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions

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and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Sustainable Investment Risk.  The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Fund more vulnerable to unfavorable developments in a particular sector than funds that invest more broadly. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk.  Although the Fund does not concentrate its investments in specific industries or industry sectors, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same theme may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
Issuer Concentration Risk.  The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Geographic Concentration Risk.  To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.
Currency Risk.  Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk.  Foreign securities, including emerging markets, can be more volatile than the U.S. markets. As a result, the Fund’s returns and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.

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Emerging Markets Risk.  The risks of foreign investing are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.
Portfolio Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.  Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Liquidity Risk.  The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Exchange-Traded Funds Risk.  The Fund may invest in ETFs for temporary liquidity purposes, to manage duration and cash positioning, and/or for other purposes. ETFs are typically open-end investment companies which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. As a result, the Fund may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will also bear a pro rata portion of the ETF’s expenses. Additionally, when purchasing or selling shares of an ETF, the Fund may pay commissions or other trading costs as part of the transaction. The Fund is also subject to the risks associated with the securities in which the ETF invests.

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Smaller Sized Fund Risk.  Because the Fund has a small asset base, large inflows and outflows may have a disproportionate impact, negative or positive, on the Fund’s performance, which may be more volatile than that of a larger fund. If a smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
Exchange Listing and Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.
Fluctuation of NAV and Market Price Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly, resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market prices of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.
Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions and include the effect of the Fund’s recurring expenses.

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The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.
Janus Henderson International Sustainable Equity ETF

Annual Total Returns (calendar year-end)

Best Quarter: 4th Quarter 2022 13.18% Worst Quarter: 2nd Quarter 2022 – 15.72%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	Since Inception 09/09/21
Janus Henderson International Sustainable Equity ETF
Return Before Taxes	– 25.94%	– 26.87%
Return After Taxes on Distributions	– 26.02%	– 26.93%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 15.07%	– 20.11%
MSCI All Country World ex-USA Index(2) (reflects no deductions for fees, expenses or taxes)	– 16.00%	– 13.96%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

MANAGEMENT
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Hamish Chamberlayne, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Aaron Scully, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

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Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

TAX INFORMATION
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER‑DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY

Janus Henderson Net Zero Transition Resources ETF
Ticker:    JZRO

INVESTMENT OBJECTIVE
Janus Henderson Net Zero Transition Resources ETF seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.61%

(1)
Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in other investment companies. To the extent that the Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the “Financial Highlights” table because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762
Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose products, services and activities are considered by the Adviser as contributing to or benefiting from the goal of achieving “net zero” carbon emissions through the decarbonization of the global economy, such as carbon reduction, energy transition, sustainable mobility, sustainable industry, and sustainable agriculture. The Fund generally will invest in global companies, primarily in the materials, energy, utility, agricultural, industrial and consumer staple sectors. The Fund seeks to invest in companies that are involved in the production and utilization of resources, equipment and/or commodity-related products that the Adviser believes are necessary to enable a transition to a low-carbon global economy and that the Adviser believes are well-positioned to benefit from ongoing and future demand for natural resources.
The Fund generally invests in a core group of 35-60 equity securities of companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund is classified as non-diversified, which allows it to hold larger positions in securities, compared to a fund that is classified as diversified. The securities in which the Fund invest may include common stocks, preferred stocks, and depository receipts. The Fund may invest in foreign securities, which may include investments in emerging markets. The Fund’s uninvested assets may be held in cash, cash equivalents, and/or affiliated or unaffiliated exchange-traded funds (“ETFs”).

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The Fund is “actively managed” and does not seek to replicate the composition or performance of an index. In deciding to add or reduce portfolio positions, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning and operational quality, return on capital, risk profile, and strategy. Except as noted below, in selecting each investment, the portfolio managers will also consider environmental, social, and governance (“ESG”) factors such as carbon footprint, corporate governance, human capital and diversity, and business ethics. The portfolio managers evaluate and apply ESG factors relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement, and may sell a portfolio position if, in the portfolio managers’ opinion, the company’s business model no longer satisfies the ESG factors. The portfolio managers do not apply the ESG factors in managing the Fund’s cash and cash equivalents.
To identify the universe of investible securities for the Fund, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment. A current list of such activities, which may evolve over time, follows:

•	alcohol;
•	animal testing (cosmetic);
•	armaments;
•	chemicals of concern;
•	controversial fossil fuel power generation;
•	controversial fossil fuel extraction and refining;
•	fur;
•	gambling;
•	pornography;
•	tobacco; and
•	United Nations Global Compact violators.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks and special considerations associated with investing in the Fund are set forth below.
Market Risk.  The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Natural Resources Investment Risk.  Investment in companies in natural resources industries (including those in the energy sector) can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources and has drastically increased the price volatility of natural resources and companies within the natural resources industry. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices.
Industry and Sector Risk.  Although the Fund does not concentrate its investments in specific industries or sectors, it may a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. In

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addition, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors.

•
Industrials Sector Risk.  The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities.

Sustainable Investment Risk.  The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Fund more vulnerable to unfavorable developments in a particular sector than funds that invest more broadly. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Portfolio Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other funds with similar investment objectives.
Issuer Concentration Risk.  The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Small- and Mid-Sized Companies Risk.  Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Currency Risk.  Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk.  Foreign securities, including emerging markets, can be more volatile than the U.S. markets. As a result, the Fund’s returns and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a

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significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Nondiversification Risk.  The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives the Fund’s portfolio managers more flexibility to hold larger positions in securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.
Smaller Sized Fund Risk.  Because the Fund has a small asset base, large inflows and outflows may have a disproportionate impact, negative or positive, on the Fund’s performance, which may be more volatile than that of a larger fund. If a smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
Exchange-Traded Funds Risk.  The Fund may invest in ETFs for temporary liquidity purposes, to manage duration and cash positioning, and/or for other purposes. ETFs are typically open-end investment companies which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. As a result, the Fund may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will also bear a pro rata portion of the ETF’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Exchange Listing and Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.
Fluctuation of NAV and Market Price Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market prices of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.
Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In

12½Janus Henderson Net Zero Transition Resources ETF

that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions and include the effect of the Fund’s recurring expenses.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.
Janus Henderson Net Zero Transition Resources ETF

Annual Total Returns (calendar year-end)

Best Quarter: 4th Quarter 2022 15.47% Worst Quarter: 2nd Quarter 2022 – 26.65%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	Since Inception 09/09/21
Janus Henderson Net Zero Transition Resources ETF
Return Before Taxes	– 9.12%	– 3.50%
Return After Taxes on Distributions	– 9.35%	– 3.97%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 5.11%	– 2.69%
S&P Global Natural Resources Index(2) (reflects no deductions for fees, expenses or taxes)	9.59%	12.35%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

13½Janus Henderson Net Zero Transition Resources ETF

MANAGEMENT
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Tim Gerrard is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Darko Kuzmanovic is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Tal Lomnitzer, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Daniel Sullivan is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.
Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

TAX INFORMATION
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER‑DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14½Janus Henderson Net Zero Transition Resources ETF

FUND SUMMARY

Janus Henderson U.S. Sustainable Equity ETF
Ticker:    SSPX

INVESTMENT OBJECTIVE
Janus Henderson U.S. Sustainable Equity ETF seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that are economically tied to the United States. The Fund seeks to invest in companies whose products and services are considered by the Adviser as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations. A security is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in the United States, (ii) a majority of the company’s revenues are derived from the United States or (iii) a majority of the company’s assets are located in the United States.
The Fund generally invests in a core group of 30-50 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as warrants. The Fund may also invest in equity securities of real estate-related companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. The Fund will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Fund’s uninvested assets may be held in cash, cash equivalents, and/or affiliated or unaffiliated exchange-traded funds (“ETFs”).
The Fund is “actively managed” and does not seek to replicate the composition or performance of an index. In selecting investments, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Fund, the portfolio managers first employ positive selection criteria to identify companies that fall within at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy,

15½Janus Henderson U.S. Sustainable Equity ETF

water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, the portfolio managers apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment. A current list of such activities, which may evolve over time, follows:

•	alcohol;
•	animal testing (non-medical);
•	armaments;
•	chemicals of concern;
•	fossil fuel extraction and refining;
•	fossil fuel power generation;
•	fur;
•	gambling;
•	genetic engineering;
•	intensive farming;
•	meat and dairy production;
•	nuclear power;
•	pornography;
•	tobacco; and
•	United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In selecting investments, the portfolio managers will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. The portfolio managers will also consider environmental, social, and governance (“ESG”) factors including, but not limited to, climate change, deforestation, biodiversity, human rights, company culture, and community relations, board structure and diversity, executive pay, and corporate reporting.
The portfolio managers seek to maintain a portfolio of securities that has a carbon footprint and carbon intensity that is at least 20% below the S&P 500® Index. At the portfolio managers’ discretion, the Fund will engage with a company’s management regarding matters that may evolve over time and may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
The portfolio managers evaluate and apply ESG and sustainable investment criteria relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. The portfolio managers do not apply ESG and sustainable investment criteria in managing the Fund’s exposure to cash and cash equivalents. The Fund will generally consider selling a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Fund will also consider selling a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Fund.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Fund are set forth below.
Market Risk.  The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

16½Janus Henderson U.S. Sustainable Equity ETF

Sustainable Investment Risk.  The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Fund more vulnerable to unfavorable developments in a particular sector than funds that invest more broadly. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk.  Although the Fund does not concentrate its investments in specific industries or industry sectors, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
Issuer Concentration Risk.  The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Portfolio Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other funds with similar investment objectives.
Small- and Mid-Sized Companies Risk.  Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Liquidity Risk.  The Fund may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue

17½Janus Henderson U.S. Sustainable Equity ETF

Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.
Exchange-Traded Funds Risk.  The Fund may invest in ETFs for temporary liquidity purposes, to manage duration and cash positioning and/or for other purposes. ETFs are typically open-end investment companies which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. As a result, the Fund may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will also bear a pro rata portion of the ETF’s expenses. Additionally, when purchasing or selling shares of an ETF, the Fund may pay commissions or other trading costs as part of the transaction. The Fund is also subject to the risks associated with the securities in which the ETF invests.
Smaller Sized Fund Risk.  Because the Fund has a small asset base, large inflows and outflows may have a disproportionate impact, negative or positive, on the Fund’s performance, which may be more volatile than that of a larger fund. If a smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
Exchange Listing and Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.
Fluctuation of NAV and Market Price Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly, resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market prices of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.
Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions and include the effect of the Fund’s recurring expenses.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.
Janus Henderson U.S. Sustainable Equity ETF

Annual Total Returns (calendar year-end)

Best Quarter: 4th Quarter 2021 10.83% Worst Quarter: 2nd Quarter 2022 – 19.40%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	Since Inception 09/09/21
Janus Henderson U.S. Sustainable Equity ETF
Return Before Taxes	– 26.74%	– 18.40%
Return After Taxes on Distributions	– 26.79%	– 18.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 15.79%	– 13.92%
S&P 500® Index(2) (reflects no deductions for fees, expenses or taxes)	– 18.11%	– 10.20%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

MANAGEMENT
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Hamish Chamberlayne, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Aaron Scully, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

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PURCHASE AND SALE OF FUND SHARES
The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.
Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

TAX INFORMATION
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER‑DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

FEES AND EXPENSES
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended October 31, 2022.

•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.

•
The “Management Fee” is the rate paid by each Fund to the Adviser for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”
°
include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, business development companies (“BDCs”) and exchange-traded funds (“ETFs”)) in which a fund invests or has invested during the period. If applicable, or unless otherwise indicated in the Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES
The Funds are actively managed ETFs and, thus, do not seek to replicate the performance of a specified index. Accordingly, the portfolio managers have discretion on a daily basis to manage the Funds’ portfolios in accordance with each Fund’s investment objective.
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
On each business day before commencement of trading in shares on the Exchange, each Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV per share. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which each Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.
Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for each Fund’s policies with respect to investments in illiquid investments, borrowing and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit, other than illiquid investments, borrowing and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Each Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, a Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser to cover borrowings. For temporary liquidity and cash management purposes, the Funds may invest in other ETFs that provide exposure that is consistent with each Fund’s respective investment objective.
Security Selection
In selecting investments, Janus Henderson International Sustainable Equity ETF’s and Janus Henderson U.S. Sustainable Equity ETF’s portfolio managers employ a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Fund, the portfolio managers first employ positive selection criteria to identify companies that fall within at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy,

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water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
In selecting investments, the portfolio managers will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. The portfolio managers may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. The portfolio managers will also consider environmental, social, and governance (“ESG”) factors including, but not limited to, climate change, deforestation, biodiversity, human rights, company culture, and community relations, board structure and diversity, executive pay, and corporate reporting.
The portfolio managers seek to maintain a portfolio of securities that has a carbon footprint and carbon intensity that is at least 20% below each Fund’s respective benchmark index. At the portfolio managers’ discretion, the Fund will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
The portfolio managers evaluate and apply ESG and sustainable investment criteria relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. The portfolio managers do not apply ESG and sustainable investment criteria in managing the Fund’s exposure to cash and cash equivalents. The Funds will generally consider selling a stock if, in the portfolio managers’ opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Funds will also consider selling a stock if, in the portfolio managers’ opinion, the company’s business model no longer meets the sustainable investment criteria employed in managing the Funds.
In deciding to add or reduce portfolio positions, for Janus Henderson Net Zero Transition Resources ETF, the portfolio managers employ a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s growth potential, competitive positioning and operational quality, return on capital, risk profile, and strategy. Except as noted below, in selecting each investment, the portfolio managers will also consider ESG factors such as carbon footprint, corporate governance, human capital and diversity, and business ethics. The portfolio managers evaluate and apply ESG factors relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement, and may sell a portfolio position if, in the portfolio managers’ opinion, the company’s business model no longer satisfies the ESG factors. The portfolio managers do not apply these ESG factors in managing the Fund’s cash and cash equivalents.
All Funds
The portfolio managers apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from (generally no more than 5-10%), industries, activities, or assets considered by the portfolio managers to have a negative impact on society or the environment.
In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case the portfolio managers apply a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
A current list of such activities, which may evolve over time, follows:

	Janus Henderson International Sustainable Equity ETF	Janus Henderson Net Zero Transition Resources ETF	Janus Henderson U.S. Sustainable Equity ETF
Alcohol	X	X	X
Armaments	X	X	X
Animal Testing (cosmetic)	X	X	X
Animal Testing (non-medical)	X		X

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	Janus Henderson International Sustainable Equity ETF	Janus Henderson Net Zero Transition Resources ETF	Janus Henderson U.S. Sustainable Equity ETF
Chemicals of Concern (such as, but not limited to, microbeads, persistent organic pollutants and the manufacture of any other substances banned or restricted under international conventions)	X	X	X
Controversial Fossil Fuel Power Generation (such as, but not limited to, companies who predominantly rely on thermal coal for power generation without a credible plan for transition to net zero or renewable energy)
	X	X	X
Controversial Fossil Fuel Extraction and Refining (such as, but not limited to, the extraction of fossil fuels from oil sands, thermal coal extraction, and arctic drilling and exploration)	X	X	X
Fossil Fuel Power Generation	X		X
Fossil Fuel Extraction and Refining	X		X
Fur	X	X	X
Gambling	X	X	X
Genetic Engineering	X		X
Intensive Farming	X		X
Meat and Dairy Production	X		X
Nuclear Power	X		X
Organization for Economic Co-operation and Development Violators	X		X
Pornography	X	X	X
Tobacco	X	X	X
UN Global Compact Violators	X	X	X
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments, such as commercial paper, repurchase agreements and other short-duration fixed-income securities, and/or affiliated or non-affiliated money market funds (or unregistered cash management pooled investment vehicles that operate as money market funds), may increase. Due to differing investment strategies, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, a Fund may take positions that are inconsistent with its investment policies. As a result, a Fund may not achieve its investment objective.
Emerging Markets
Within the parameters of their specific investment policies, the Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM.

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Exchange-Traded Funds
Each Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of each Fund, which will be indirectly paid by each Fund. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the NAV of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Adviser will earn fees both from such Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. Each Fund is also subject to the risks associated with the securities in which the ETF invests.
Foreign Securities
The Funds may invest in foreign securities. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Funds may at times have significant foreign exposure, including exposure to emerging markets.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Janus Henderson Net Zero Transition Resources ETF is classified as nondiversified. A Fund that is classified as nondiversified has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a Fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the Fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a Fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to purchases and redemptions of Creation Units), the nature of a Fund’s investments, and the investment style of the portfolio managers.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
REITs and Real Estate-Related Securities
A Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operation companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may

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also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Sustainable Investing
Sustainable investing is an investment approach that focuses on companies that relate to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.

RISKS OF THE FUNDS
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater a Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Affiliated Underlying Fund Risk.  The Adviser may invest in certain affiliated ETFs as investments for each Fund. The Adviser will generally receive fees for managing such funds, in addition to the fees paid to the Adviser by each Fund. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment in a Fund. The Adviser, however, is a fiduciary to each Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of such Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to such Fund’s investment in such ETF, less certain operating expenses.
Cash Transaction Risk.  The Funds may require all APs to purchase Creation Units in cash when the portfolio managers believe it is in the best interest of the Funds. Cash purchases may cause a Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. To the extent a Fund determines to effect a Creation Unit redemption on a cash basis, it may be less tax-efficient for the Fund compared to an in-kind redemption and may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by APs. In addition, a Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.
Currency Risk.  Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as each Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When each Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Depositary Receipts Risk.  Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.

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Emerging Markets Risk.  Within the parameters of their specific investment policies, the Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Fund’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk.  Each Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Funds may be higher than the cost of investing directly in the underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be

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able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk.
Foreign Exposure Risk.  The Funds may invest in foreign equity and/or debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Additional risks may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity are located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•
Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•
Political and Economic Risk.  Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict a Fund’s ability to buy affected securities or force a Fund to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Fund may experience a greater risk of loss with respect to securities impacted by such sanctions.

Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•
Geographic Concentration Risk.  To the extent that a Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country

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or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Inflation Risk.  Inflation creates uncertainty over the future real value of an investment (the value after adjusting for inflation). The real value of certain assets or real income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a Fund. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. Moreover, a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders or adversely affect the real value of shareholders’ investment in a Fund. Fund shareholders’ expectation of future inflation can also impact the current value of a Fund’s portfolio, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Issuer Concentration Risk.  A Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by a Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, a Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments.
Industry and Sector Risk.  Although each Fund does not concentrate its investments in specific industries or industry sectors, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments than funds that invest more broadly. As each Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
Liquidity Risk.  The Funds may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in restricted securities that are deemed to be illiquid investments.
Market Risk.  The value of a Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which a Fund invests. If the value of a Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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•
COVID-19 Pandemic.  The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Fund and its investments, a Fund’s ability to meet redemption requests, and the processes and operations of a Fund’s service providers, including the Adviser.

•
Russia/Ukraine Invasion.  Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Market Trading Risk.  The Funds are subject to secondary market trading risks. Shares of each Fund are listed for trading on an exchange; however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of a Fund may be listed or traded on U.S. and foreign exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that a Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. A Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.
Secondary market trading in a Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in a Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that a Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event a Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.
Shares of a Fund may trade on an exchange at prices at, above, or below their most recent NAV. The per share NAV of a Fund is calculated at the end of each business day, as described below, and fluctuates with changes in the market value of the Fund’s holdings. The trading prices of a Fund’s shares fluctuate continuously throughout the trading day based on market supply and demand, and may not closely track NAV. The trading prices of a Fund’s shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund’s shares trading at a premium or discount to NAV.
Buying or selling a Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling a Fund’s shares, frequent trading may detract significantly from investment returns. Investment in a Fund’s shares may not be advisable for investors who expect to engage in frequent trading.
Nondiversification Risk.  Janus Henderson Net Zero Transition Resources ETF is classified as nondiversified under the 1940 Act, and therefore may hold a greater percentage of their assets in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund’s nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in securities than a fund that is classified as diversified. The Fund’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund’s performance and share price. Since Janus Henderson Net Zero Transition Resources ETF normally invests primarily in a core portfolio of 35-60 equity securities, this risk may be increased.
Operational Risk.  An investment in each Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect each Fund’s ability to calculate its NAV, process fund orders, execute portfolio trades, or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on each Fund. Implementation of business continuity plans by each Fund, the Adviser or third-party service providers in response to disruptive events such as natural disasters, epidemics and

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pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While each Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Portfolio Management Risk.  Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that a Fund employs. A Fund may underperform its benchmark index or other funds with similar investment objectives.
Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities could decrease a Fund’s liquidity profile or prevent a Fund from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Fund may get only limited information about the issuer of a private placement or other restricted security.
REIT Risk.  To the extent that a Fund holds REITs and REIT-like entities, it may be subject to the additional risks associated with REITs and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. Each Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments, however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to the Fund on its investment in such company.
Small- and Mid-Sized Companies Risk.  Each Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Fund’s returns, especially as market conditions change.
Sustainable Investment Risk.  The Funds follow a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, a Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Additionally, due to its exclusionary criteria, a Fund may not be invested in certain industries or sectors. As a

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result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for a Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit a Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in a Fund selling a security when it might otherwise be disadvantageous to do so. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis.
Trading Issues Risk.  Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In addition, during periods of significant volatility, the liquidity of the underlying securities held by a Fund may affect the Fund’s trading prices. During a “flash crash,” the market prices of a Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause APs and other market makers to limit or cease trading in a Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell a Fund’s shares at these temporarily low market prices.
Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions can be a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of a Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
Warrants and Rights Risk.  The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. The Adviser is responsible for the day-to-day management of each Fund’s investment portfolio and furnishes continuous advice and recommendations concerning each Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Fund. The Adviser utilizes a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Janus Henderson Investors (Jersey) Limited (“HIJL”) and Janus Henderson Investors (Australia) Institutional Funds Management Limited (“JHIAIFML”) pursuant to which certain Janus Henderson employees, acting for HIJL and JHIAIFML may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for HIJL and JHIAIFML are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to each Fund on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
Each Fund may rely on the Securities and Exchange Commission’s (the “SEC”) exemptive and no action relief that permits the Adviser, subject to the approval of the Trustees, to appoint or replace affiliated and unaffiliated subadvisers to manage all or a portion of each Fund’s assets and enter into, amend, or terminate such subadvisory agreements without obtaining shareholder approval (a “manager-of-managers structure”).
Pursuant to the relief, the Adviser, with the approval of the Trustees, has the ultimate responsibility, subject to oversight by the Board, to oversee subadvisers and recommend their hiring, termination and replacement. The Adviser, subject to the review and oversight of the Trustees, has responsibility to: set each Fund’s overall investment strategy; evaluate, select and recommend subadvisers to manage all or a portion of each Fund’s assets; and implement procedures reasonably designed to ensure that each subadviser complies with each Fund’s investment goal, policies and restrictions. Subject to review and oversight by the Trustees, under the manager-of-managers structure, the Adviser will allocate and, when appropriate, reallocate each Fund’s assets among subadvisers and monitor and evaluate the subadvisers’ performance. The relief also permits each Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
The Trustees and the initial shareholder of each Fund have approved the use of a manager-of-managers structure for each Fund.

MANAGEMENT EXPENSES
Each Fund uses a unitary fee structure, under which each Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to each Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. The Adviser’s fee structure is designed to pay substantially all of each Fund’s expenses. However, each Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.
Each Fund’s Management Fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the Management Fee and other expenses that such Fund must pay.

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The following table reflects each Fund’s contractual Management Fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid for the most recent fiscal period. The rates shown are fixed rates based on each Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended October 31, 2022)
Janus Henderson International Sustainable Equity ETF	$0 ‑ $250 Million	0.60	0.60
	Over $250 Million	0.55
Janus Henderson Net Zero Transition Resources ETF	$0 - $250 Million	0.60	0.60
	Over $250 Million	0.55
Janus Henderson U.S. Sustainable Equity ETF	$0 - $250 Million	0.55	0.55
	Over $250 Million	0.50
A discussion regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement is included in each Fund’s semiannual report (for the period ending April 30) to shareholders. You can request each Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitation
The Adviser has contractually agreed to waive and/or reimburse a portion of each Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees). The fee waiver agreement will remain in effect at least through February 29, 2024. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

INVESTMENT PERSONNEL
Janus Henderson International Sustainable Equity ETF and Janus Henderson U.S. Sustainable Equity ETF

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne, CFA, is Head of Global Sustainable Equities of Janus Henderson Investors. He is Co-Portfolio Manager of Janus Henderson International Sustainable Equity ETF and Janus Henderson U.S. Sustainable Equity ETF, which he has co-managed since their inceptions. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chamberlayne joined Henderson Global Investors Limited in 2007. He holds a Master’s degree in Chemistry from New College, Oxford University. Mr. Chamberlayne holds the Chartered Financial Analyst designation.
Aaron Scully, CFA, is Co-Portfolio Manager of Janus Henderson International Sustainable Equity ETF and Janus Henderson U.S. Sustainable Equity ETF, which he has co-managed since their inceptions. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined the Adviser in 2001 as a corporate financial analyst. He holds a Bachelor of Science degree in Finance from Indiana University. Mr. Scully holds the Chartered Financial Analyst designation.
Janus Henderson Net Zero Transition Resources ETF

Co-Portfolio Managers Tim Gerrard, Darko Kuzmanovic, Tal Lomnitzer, and Daniel Sullivan are responsible for the day-to-day management of the Fund. Mr. Sullivan, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Tim Gerrard is Co-Portfolio Manager of Janus Henderson Net Zero Transition Resources ETF, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Gerrard joined Henderson Global

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Investors Limited (“Henderson”) as a senior investment analyst in 2015, when Henderson acquired 90 West Asset Management. Mr. Gerrard received Bachelor of Commerce and Bachelor of Mineral Technology degrees (Hons) from the University of Otago. He also holds the Quarry Managers Certificate from the Department of Mines, Western Australia.
Darko Kuzmanovic is Co-Portfolio Manager of Janus Henderson Net Zero Transition Resources ETF, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Kuzmanovic joined Henderson Global Investors Limited as a portfolio manager in 2015. Mr. Kuzmanovic received a Bachelor of Metallurgical Engineering degree (Hons) from the University of New South Wales and an Executive MBA from Macquarie Graduate School of Management.
Tal Lomnitzer, CFA, is Co-Portfolio Manager of Janus Henderson Net Zero Transition Resources ETF, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Lomnitzer is a Senior Investment Manager on the Global Natural Resources Team at Janus Henderson Investors, a position he has held since 2019. Prior to this, he was deputy head of global resources and fund manager at Colonial First State Global Asset Management since 2011. He received First Class BA and MA degrees in Economics from Cambridge University. Mr. Lomnitzer holds the Chartered Financial Analyst designation, the CFA UK Level 4 Certificate in Climate and Investing, the CFA UK Level 4 Certificate in ESG Investing, and the UNPRI Certificate in Advanced RI Analysis.
Daniel Sullivan is Head of Global Natural Resources of Janus Henderson Investors. Mr. Sullivan is Co-Portfolio Manager of Janus Henderson Net Zero Transition Resources ETF, which he has co-managed since inception. He is also Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Henderson Investors in 2019, Mr. Sullivan was a portfolio manager and senior resource analyst at 90 West, which Henderson Global Investors Limited acquired in 2015. Mr. Sullivan received a Bachelor of Mining Engineering degree (Hons) from the University of Sydney and a graduate diploma of Applied Finance and Investment from the Securities Institute of Australia.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund(s) that they manage, is included in the Funds’ SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.
In addition, from time to time, the Adviser or its affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund for their own accounts, or may purchase shares of a Fund for the benefit of their clients, including other Janus Henderson funds. Increasing each Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. The Adviser and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of a Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by the Adviser or its affiliates could significantly reduce the asset size of each Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. The Adviser considers the effect of redemptions on each Fund and other shareholders in deciding whether to dispose of its shares of the Fund.
The Adviser believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Funds’ SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND
Creation Units for the Funds are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
To avoid taxation of each Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.
Distribution Schedule
Dividends from net investment income are generally declared and distributed to shareholders quarterly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from each Fund. Please consult your financial intermediary for details.
How Distributions Affect each Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of each Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund’s daily NAV. A Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

TAXES
As with any investment, you should consider the tax consequences of investing in each Fund. The following is a general discussion of certain federal income tax consequences of investing in a Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in a Fund. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by a Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied.
Dividends received from REITs, certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by each Fund and capital gains from any sale or exchange of Fund shares. Each Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although each Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

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Each Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the Funds’ SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.
Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. Each Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders, provided the Fund and the shareholder meet certain holding period requirements.
Taxes on Sales
Any time you sell the shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by a Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.
Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. A Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
Each Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for each Fund to meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If a Fund invests in a partnership, however, it may be subject to state tax liabilities.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
For additional information, see the “Income Dividends, Capital Gains Distributions, and Tax Status” section of the SAI.

37½Janus Detroit Street Trust

SHAREHOLDER’S GUIDE

Each Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of each Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the Exchange under the trading symbol SXUS for Janus Henderson International Sustainable Equity ETF, JZRO for Janus Henderson Net Zero Transition Resources ETF and SSPX for Janus Henderson U.S. Sustainable Equity ETF. Share prices are reported in dollars and cents per share.
APs may acquire Fund shares directly from each Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Funds’ SAI.

PRICING OF FUND SHARES
The per share NAV of each Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. Each Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for a Fund to value its securities, or as permitted by the SEC. Foreign securities held by a Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.
Securities held by each Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “1940 Act”) and approved by and subject to the oversight of the Trustees (“Valuation Procedures”). To the extent available, equity securities (including shares of ETFs) are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The methodologies employed when fair valuing securities may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
The value of the securities of mutual funds held by each Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

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DISTRIBUTION AND SERVICING FEES
Distribution and Shareholder Servicing Plan
The Trust has adopted a Distribution and Servicing Plan for shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits each Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of each Fund (“12b-1 fee”). However, payment of a 12b-1 fee has not been authorized at this time.
Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in each Fund.
The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of each Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The 12b-1 fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY ADVISER OR ITS AFFILIATES
From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by the Adviser and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. The amount of compensation paid by the Adviser varies from intermediary to intermediary. More information regarding these payments is contained in the Funds’ SAI.
With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.
In addition, the Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-

39½Janus Detroit Street Trust

specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES
Shares of each Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that each Fund shares listing will continue or remain unchanged. Each Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling each Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of each Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.
Shares of each Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Funds’ SAI. Once created, shares of each Fund generally trade in the secondary market in amounts less than a Creation Unit.
Each Fund’s primary listing exchange is NYSE Arca (the “Exchange”). The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A Business Day with respect to each Fund is each day the Exchange is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange closes earlier than normal, each Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, each Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Funds’ SAI for more information.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if

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it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by each Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Book Entry
Shares of each Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of each Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of each Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of each Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of each Fund’s NAV per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by each Fund at a particular point in time. Additionally, when current pricing is not available for certain portfolio securities, including foreign securities and certain debt securities, the intra-day indicative value may not accurately reflect the current market value of each Fund’s shares or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only

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once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in each Fund’s intra-day net asset value basket. Each Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.
Premiums and Discounts
There may be differences between the daily market prices on secondary markets for shares of each Fund and its NAV. NAV is the price per share at which a Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above, or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding a Fund’s premium/discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that calendar year end (or the life of the Fund, if shorter) is available at janushenderson.com/performance by selecting the Fund for additional details.
Bid/Ask Spread
Investors purchasing or selling shares of a Fund in the secondary market may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (the “bid”) and the lowest price a seller is willing to accept for shares of the Fund (the “ask”). The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Historical information regarding a Fund’s spread over various periods of time can be accessed at janushenderson.com/performance by selecting the Fund for additional details.
Investments by Other Investment Companies
The Trust and Janus Investment Fund are part of the same “group of investment companies” for purposes of Section 12(d)(1)(G) of the 1940 Act.
Under the 1940 Act, purchases or acquisitions by each Fund of shares issued by registered investment companies (including other ETFs) and BDCs and the purchase or acquisition of Fund shares by registered investment companies, BDCs, and investment vehicles relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except where an exemption is available, including as provided in Sections 12(d)(1)(F) and (G) and Rule 12d1-4 thereunder. Rule 12d1-4 permits registered investment companies and BDCs to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company or BDC first enter into a written agreement with the Trust regarding the terms of the investment, among other conditions.

EXCESSIVE TRADING
Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase a Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve a Fund, they do not harm the Fund or its shareholders. A few institutional investors, referred to as Authorized Participants, are authorized to purchase and redeem Fund shares directly with each Fund in Creation Units. Creation Unit transactions that are effected using securities (i.e., in kind) do not cause any of the harmful effects to the issuing fund (as previously noted). However, Creation Unit transactions effected using cash can potentially subject the Fund and its shareholders to those harmful effects. As a result, each Fund requires Authorized Participants to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect each Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of each Fund have determined that it is not necessary

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to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, each Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

FUND WEBSITE & AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
Each Business Day, each Fund’s portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each Business Day before commencement of trading in shares on the Exchange, each Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV. Each Fund is also required to disclose its complete holdings as an exhibit to its reports on Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.
For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Funds’ SAI.

SHAREHOLDER COMMUNICATIONS
Statements and Reports
Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of each Fund. These reports show each Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. Each Fund’s fiscal year ends October 31.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

43½Janus Detroit Street Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
Janus Henderson International Sustainable Equity ETF

For a share outstanding during each year or period ended October 31	2022	2021(1)
Net Asset Value, Beginning of Period	$23.38	$25.00

Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.02
Net realized and unrealized gain/(loss)	(8.42)	(1.64)	(3)
Total from Investment Operations	(8.24)	(1.62)

Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	—
Total Dividends and Distributions	(0.18)	—

Net Asset Value, End of Period	$14.96	$23.38

Total Return*	(35.31)%	(6.48)%	(4)
Net assets, End of Period (in thousands)	$19,075	$45,598
Average Net Assets for the Period (in thousands)	$30,714	$42,044

Ratios to Average Net Assets**
Ratio of Gross Expenses	0.60%	0.60%
Ratio of Net Investment Income/(Loss)	0.94%	0.67%
Portfolio Turnover Rate(5)	7%	9%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 8, 2021 (commencement of operations) through October 31, 2021.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net realized and unrealized gain/(loss) includes the voluntary reimbursement made by the Adviser. The impact of the reimbursement to the net realized and unrealized gain/(loss) is $0.02.
(4)
0.08% of the Fund’s total return consists of a voluntary reimbursement by the Adviser for realized investment losses. Excluding this item, total return would have been (6.56)%. See Note 3 in the Annual Report for more details.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

44½Janus Detroit Street Trust

Janus Henderson Net Zero Transition Resources ETF

For a share outstanding during each year or period ended October 31	2022	2021(1)
Net Asset Value, Beginning of Period	$25.54	$25.00

Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.24	0.06
Net realized and unrealized gain/(loss)	(3.82)	0.48
Total from Investment Operations	(3.58)	0.54

Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	—
Total Dividends and Distributions	(0.50)	—

Net Asset Value, End of Period	$21.46	$25.54

Total Return*	(14.22)%	2.16%
Net assets, End of Period (in thousands)	$45,613	$51,087
Average Net Assets for the Period (in thousands)	$49,868	$44,399

Ratios to Average Net Assets**
Ratio of Gross Expenses	0.60%	0.60%
Ratio of Net Investment Income/(Loss)	0.97%	1.59%
Portfolio Turnover Rate(3)	74%	6%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 8, 2021 (commencement of operations) through October 31, 2021.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

45½Janus Detroit Street Trust

Janus Henderson U.S. Sustainable Equity ETF

For a share outstanding during each year or period ended October 31	2022	2021(1)
Net Asset Value, Beginning of Period	$25.38	$25.00

Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	—	(3)
Net realized and unrealized gain/(loss)	(6.32)	0.38
Total from Investment Operations	(6.28)	0.38

Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—
Total Dividends and Distributions	(0.11)	—

Net Asset Value, End of Period	$18.99	$25.38

Total Return*	(24.82)%	1.52%
Net assets, End of Period (in thousands)	$19,935	$51,394
Average Net Assets for the Period (in thousands)	$35,742	$44,389

Ratios to Average Net Assets**
Ratio of Gross Expenses	0.55%	0.55%
Ratio of Net Investment Income/(Loss)	0.19%	(0.01)%
Portfolio Turnover Rate(4)	9%	1%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 8, 2021 (commencement of operations) through October 31, 2021.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Amount is less than $0.005
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

46½Janus Detroit Street Trust

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices

47½Janus Detroit Street Trust

of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the Securities Act of 1933, as amended.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year. Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

FUTURES, OPTIONS, AND OTHER DERIVATIVES
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures

48½Janus Detroit Street Trust

contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Fund may purchase or write such options individually or in combination.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act, on the other hand, has the flexibility to take larger positions in securities than a fund that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements, derivatives, or other similar transactions. In addition, other investment techniques, such as short sales, can create a leveraging effect.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when the Fund’s assets committed to long positions exceed those committed to short positions.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique may be used for investment purposes, which may have a leveraging effect on the Fund’s portfolio. This technique may also be used for other temporary or emergency purposes.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

49½Janus Detroit Street Trust

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about each Fund’s investments is available in the Fund’s annual and semiannual reports. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of each Fund.
The Statement of Additional Information provides detailed information about each Fund and is incorporated into this Prospectus by reference. Reports and other information about each Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info
151 Detroit Street
Denver, CO 80206-4805
1-800-668-0434
The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2023

Sustainable Fixed Income	Ticker
Janus Henderson Sustainable Corporate Bond ETF	SCRD
Principal U.S. Listing Exchange: NYSE Arca, Inc.
Janus Henderson Sustainable & Impact Core Bond ETF	JIB
Principal U.S. Listing Exchange NYSE Arca, Inc.

Janus Detroit Street Trust
Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes two portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Detroit Street Trust (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to the Funds.
Shares of the Funds are not individually redeemable and the owners of Fund shares may purchase or redeem shares from a Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares (sometimes referred to as the “NAV”).

1½Janus Detroit Street Trust

FUND SUMMARY

Janus Henderson Sustainable Corporate Bond ETF
Ticker:    SCRD

INVESTMENT OBJECTIVE
Janus Henderson Sustainable Corporate Bond ETF seeks total return consisting of income and capital appreciation, while giving special consideration to certain environmental, social and governance (“ESG”) factors.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. dollar denominated corporate bonds and commercial paper of various maturities. Under normal circumstances, no more than 15% of the Fund’s net assets will be invested in securities rated below investment grade (sometimes referred to as “junk” bonds); however, such bonds will have a minimum rating of B- by a Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, determined to be of comparable credit quality by the Adviser. The Fund seeks to invest in debt instruments issued by companies that the Adviser believes exhibit sustainable business practices. As discussed further below, the portfolio managers seek to select securities that align with certain positive social and environmental themes. In identifying investment opportunities for the Fund, the portfolio managers use a proprietary multi-factor sustainability framework, along with an analysis of fundamental business and credit quality factors, to guide both security selection and overall portfolio composition. The sustainability framework incorporates thematic investing, exclusions, positive tilting, sector- and issuer-level environmental, social and governance factor analysis and issuer engagement considerations as determined by the Adviser, as discussed further below. The Fund may, but is not required to, invest in so-called “labeled bonds”, which include debt where the proceeds have been specifically earmarked for ESG-themed purposes (“Use of Proceeds” bonds), or the returns are specifically tied to defined sustainable or environmental key performance indicators (“KPI-linked bonds”).

2½Janus Henderson Sustainable Corporate Bond ETF

The Fund will invest principally in investment grade bonds. An investment grade corporate bond is a company-issued bond rated Baa3/BBB- or higher by a NRSRO or, if unrated, determined to be of comparable credit quality by the Adviser. An NRSRO is a credit rating agency that is registered with the Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes. The Fund may invest up to 20% of its net assets in other domestic or foreign debt securities, including U.S. Treasuries, bank loans, and cash and cash alternatives.
The Fund may concentrate its portfolio investments in any one industry or group of industries under certain circumstances. Generally, the Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry. The Fund’s primary benchmark index is the Bloomberg U.S. Corporate Bond Index. Under normal circumstances, the Fund will seek to maintain an average portfolio duration (price sensitivity to changes in interest rates) of plus or minus 3 years as compared to the Bloomberg U.S. Corporate Bond Index. As of October 31, 2022, the duration of the Bloomberg U.S. Corporate Bond Index was 7.37 years. Please refer to the Glossary of Investment Terms for additional information about duration.
In selecting investments, the portfolio managers employ a combination of “bottom up” fundamental security selection with a “top down” thematic approach, focusing on positive social and environmental themes. To identify the universe of investible securities for the Fund, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid (i) securities of issuers that are non-compliant with the UN Global Compact, and/or (ii) securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from (or securitized products the economic value of which is tied in more than de minimis fashion to) industries, activities or assets considered by the Adviser or the portfolio managers to have a negative impact on society or the environment. A current list of such activities, which may evolve over time, follows:

•	alcohol;
•	animal testing (cosmetics);
•	chemicals of concern;
•	contentious industries (limited to excluding companies that produce palm oil);
•	controversial armaments;
•	controversial fossil fuel extraction and refining;
•	controversial fossil fuel power generation;
•	fur;
•	gambling;
•	genetic engineering;
•	pornography;
•	tobacco production; and
•	United Nations Global Compact violators.
Thereafter, the portfolio managers assess each issuer’s approach to positive sustainable business practices and seek to select securities that align with certain positive social and environmental themes, which are informed by the United Nations Sustainable Development Goals (“UNSDGs”). These themes of focus, which may evolve over time and/or incorporate other themes aligned with the UNSDGs, include the following:

•	Transition to a Green Economy, including the development of clean energy and sustainable transportation and cities;

•	Economic and Community Development and Inclusion, which includes financial services and infrastructure that are integral in the development of a sustainable economy;

•
Knowledge & Technology, and Innovation, which includes technological advancements that can enable a transition to more sustainable business practices for companies across industries, such as software and semiconductors and industry specific innovation; and

•	Health & Well-Being, which includes increased access to healthcare, and innovation for medical treatment and health.
The portfolio managers consider companies that are considered sustainability practice leaders in their respective industries, as well as companies looking to transition to more sustainable business practices or models. These selection criteria will be identified primarily through the Adviser’s fundamental research process, which incorporates third party data, analysis and

3½Janus Henderson Sustainable Corporate Bond ETF

ratings. In constructing a portfolio that seeks to provide excess returns, the portfolio managers will consider other ESG factors, such as the overall carbon footprint of the portfolio based on available data on such factors.
Under normal circumstances, the Fund will generally sell or dispose of portfolio investments when, in the opinion of the Adviser, they (i) no longer present attractive investment opportunity (e.g., they have reached their expected value, or where better relative value exists elsewhere, or as the result of changing market conditions); and/or (ii) no longer meet the Fund’s ESG and/or sustainable criteria. Decisions with respect to the timing of such dispositions shall be made by the Fund’s portfolio managers taking into account the best interests of Fund shareholders.
The Fund may use derivatives, including, but not limited to, swaps (including interest-rate swaps, total rate of returns swaps and credit default swaps), swaptions, options, futures, and options on futures, which may be used for risk, duration and yield-curve management, or to enhance expected returns. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, interest rates, currencies, or market indices.
The Fund may enter into reverse-repurchase agreements and use the proceeds to invest in securities consistent with the Fund’s principal investment strategies. The Fund may also invest in securities that have contractual restrictions that prohibit or limit their public resale (these are known as “restricted securities”), which may include Rule 144A securities.
The Fund may invest its uninvested cash in affiliated or non-affiliated money market funds (or private funds operating as money market funds) and/or affiliated or unaffiliated exchange-traded funds (“ETFs”).
The portfolio managers do not apply the ESG factors noted above in managing the Fund’s cash and exposure to U.S. Treasuries and certain derivatives, such as credit default swaps on indices or derivatives used to manage interest rate risk.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.
Corporate Bond Risk.  The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Fixed-Income Securities Risk. The Fund invests in a variety of debt and other fixed-income securities that are generally subject to the following risks:

•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.

•
Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.

4½Janus Henderson Sustainable Corporate Bond ETF

•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.

•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).

Market Risk.  The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Sustainable Investment Risk.  The Fund follows a sustainable investment approach by investing in debt securities that the Adviser believes are aligned with certain positive environmental and social impact themes and/or the debt of companies with business practices that the Adviser believes to be sustainable and/or companies that demonstrate adherence to certain sustainable business and/or ESG-related practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Fund more vulnerable to unfavorable developments in a particular sector than funds that invest more broadly. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk.  The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same theme. Companies in the same industry or economic sector or that benefit from the same theme may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
Portfolio Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other funds with similar investment objectives.
Derivatives Risk.  Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. Derivatives also involve the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used

5½Janus Henderson Sustainable Corporate Bond ETF

for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Restricted Securities Risk.  Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
Foreign Exposure Risk.  Foreign securities, including emerging markets, can be more volatile than the U.S. market. As a result, the Fund’s returns and NAV may be affected to a large degree by political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in foreign debt securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk and may be more sensitive to changes in interest rates than domestic securities. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Concentration Risk.  The Fund will not invest more than 25% of the value of its total assets in the securities of companies within the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its assets in that industry. To the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group of industries could have significant effect on the value of the Fund’s investments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Additionally, the Fund’s performance may be more volatile when its investments are less diversified across industries.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s holdings. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.
Leverage Risk.  Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
LIBOR Replacement Risk.  Certain debt securities, derivatives, or other financial instruments utilize the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has ceased to publish or maintain as representative many LIBOR settings, and will phase out certain other commonly-used U.S. dollar LIBOR settings as of June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may

6½Janus Henderson Sustainable Corporate Bond ETF

adversely affect the Fund’s performance and/or NAV. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Smaller Sized Fund Risk.  Because the Fund has a small asset base, large inflows and outflows may have a disproportionate impact, negative or positive, on the Fund’s performance, which may be more volatile than that of a larger fund. If a smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
Securities Lending Risk.  Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.
Exchange Listing and Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.
Fluctuation of NAV and Market Price Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly, resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market prices of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.
Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that those APs exit

7½Janus Henderson Sustainable Corporate Bond ETF

the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions and include the effect of the Fund’s recurring expenses.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.
Janus Henderson Sustainable Corporate Bond ETF

Annual Total Returns (calendar year-end)

Best Quarter: 4th Quarter 2022 2.84% Worst Quarter: 1st Quarter 2022 – 7.85%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	Since Inception 09/09/21
Janus Henderson Sustainable Corporate Bond ETF
Return Before Taxes	– 15.71%	– 12.86%
Return After Taxes on Distributions	– 16.61%	– 13.77%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 9.28%	– 10.08%
Bloomberg U.S. Corporate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	– 15.76%	– 12.65%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

8½Janus Henderson Sustainable Corporate Bond ETF

MANAGEMENT
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Michael Keough is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Brad Smith is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund is an actively-managed Exchange-Traded Fund (“ETF”). Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs and the Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.
Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

TAX INFORMATION
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER‑DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9½Janus Henderson Sustainable Corporate Bond ETF

FUND SUMMARY

Janus Henderson Sustainable & Impact Core Bond ETF
Ticker: JIB

INVESTMENT OBJECTIVE
Janus Henderson Sustainable & Impact Core Bond ETF seeks total return consisting of income and capital appreciation, while giving special consideration to certain environmental, social and governance (“ESG”) factors.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 40	$125	$219	$493
Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. For purposes of this 80% policy, the term bonds refers to a variety of fixed-income securities and instruments of all types and maturities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, U.S. Treasury obligations, U.S. government and agency securities, commercial paper, loan interests, and funds that invest in short-term debt (such as money market funds). The Fund seeks to provide risk-adjusted returns that will outperform the Fund’s benchmark while achieving certain positive social and environmental impact objectives, as discussed below.
In identifying investment opportunities for the Fund, the portfolio managers use a proprietary multi-factor sustainability framework, along with an analysis of fundamental business and credit quality factors, to guide both security selection and overall portfolio composition. The sustainability framework incorporates thematic investing, exclusions, positive tilting, sector- and issuer-level environmental, social and governance factor analysis and issuer engagement considerations as determined by the Adviser, as discussed further below. The Fund may, but is not required to, invest in so-called “labeled bonds”, which include

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debt where the proceeds have been specifically earmarked for ESG-themed purposes (“Use of Proceeds” bonds), or the returns are specifically tied to defined sustainable or environmental key performance indicators (“KPI-linked bonds”).
The Fund will invest principally in investment grade bonds. An investment grade bond is a fixed-income or other debt security rated Baa3/BBB- or higher by a Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, determined to be of comparable credit quality by the Adviser. An NRSRO is a credit rating agency that is registered with the Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes. The Fund may also invest up to 5% of its assets in securities rated below investment grade (sometimes referred to as “junk” bonds), or, if unrated, determined to be of comparable credit quality by the Adviser. The Fund may invest up to 20% of its net assets in foreign securities. The Fund will only invest in U.S. dollar denominated securities.
Under normal circumstances, the Fund will seek to maintain an average portfolio duration (price sensitivity to changes in interest rates) of plus or minus 2 years as compared to the Bloomberg U.S. Aggregate Bond Index. As of October 31, 2022, the duration of the Bloomberg U.S. Aggregate Bond Index was 6.09 years. Please refer to the Glossary of Investment Terms for additional information about duration.
In selecting bond investments, the portfolio managers employ a combination of “bottom up” fundamental security selection with a “top down” thematic approach, focusing on positive social and environmental themes. To identify the universe of investible securities for the Fund, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid (i) securities of issuers that are non-compliant with the UN Global Compact, and/or (ii) securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from (or securitized products the economic value of which is tied in more than de minimis fashion to), industries, activities or assets considered by the Adviser or the portfolio managers to have a negative impact on society or the environment. A current list of such activities, which may evolve over time, follows:

•	alcohol;
•	animal testing (cosmetics);
•	chemicals of concern;
•	contentious industries (limited to excluding companies that produce palm oil);
•	controversial armaments;
•	controversial fossil fuel extraction and refining;
•	controversial fossil fuel power generation;
•	fur;
•	gambling;
•	genetic engineering;
•	pornography;
•	tobacco production; and
•	United Nations Global Compact violators.
Thereafter, the portfolio managers seek to identify bonds that are aligned with positive environmental and social impact themes, which are informed by the United Nations Sustainable Development Goals (“UNSDGs”). The impact themes followed by the Fund, which may evolve over time, include the following:

•	Transition to a Green Economy, including the development of clean energy and sustainable transportation and cities;
•	Affordable Housing, including increased access to home ownership and benefiting low to moderate income borrowers;
•	Economic and Community Development and Inclusion, which includes financial services and infrastructure that are integral in the development of a sustainable economy;
•
Knowledge & Technology, and Innovation, which includes technological advancements that can enable a transition to more sustainable business practices for companies across industries, such as software and semiconductors and industry specific innovation; and

•	Health & Well-Being, which includes increased access to healthcare, and innovation for medical treatment and health.
Under normal circumstances, the Fund will generally sell or dispose of portfolio investments when, in the opinion of the Adviser, they (i) no longer present attractive investment opportunity (e.g., they have reached their expected value, or where better relative value exists elsewhere, or as the result of changing market conditions); and/or (ii) no longer meet the Fund’s ESG and/or sustainable criteria. Decisions with respect to the timing of such dispositions shall be made by the Fund’s portfolio managers taking into account the best interests of Fund shareholders.

11½Janus Henderson Sustainable & Impact Core Bond ETF

The Fund may use derivatives, including, but not limited to, swaps (including interest-rate swaps, total rate of returns swaps and credit default swaps), swaptions, options, futures, and options on futures, which may be used for risk, duration and yield-curve management, or to enhance expected returns. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, interest rates, currencies, or market indices.
The Fund may invest in reverse-repurchase agreements and use the proceeds to invest in securities consistent with the Fund’s principal investment strategies. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Fund may also invest in floating rate obligations, such as collateralized loan obligations, floating rate senior secured syndicated bank loans, floating rate unsecured loans, and other floating rate bonds, loans and notes. The Fund may also invest in securities that have contractual restrictions that prohibit or limit their public resale (these are known as “restricted securities”), which may include Rule 144A securities.
The Fund may also invest in cash or cash equivalents such as commercial paper, repurchase agreements and other short-duration fixed-income securities. The Fund may invest its uninvested cash in affiliated or non-affiliated money market funds (or private funds operating as money market funds). Due to the nature of the securities in which the Fund may invest, as well as certain investment techniques utilized by the portfolio managers, it may have relatively high portfolio turnover compared to other funds.
The portfolio managers do not apply the ESG factors noted above in managing the Fund’s cash and exposure to U.S. Treasuries and certain derivatives, such as credit default swaps on indices or derivatives used to manage interest rate risk.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS
The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.
Fixed-Income Securities Risk.  The Fund invests in a variety of debt and other fixed-income securities that are generally subject to the following risks:

•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates. Rising interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.

•
Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.

•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.

•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).

12½Janus Henderson Sustainable & Impact Core Bond ETF

Market Risk.  The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Corporate Bond Risk.  The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in interest rates, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. Corporate bonds are also subject to the credit risk of the issuer, as the issuer of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
U.S. Government Securities Risk.  Certain U.S. Government securities are not guaranteed or backed by the full faith and credit of the United States. For these securities, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Sustainable Investment Risk.  The Fund follows a sustainable investment approach by investing in debt securities that are aligned with positive environmental and social impact themes and/or the debt of companies with business practices that the Adviser believes to be sustainable and/or demonstrate adherence to certain sustainable and/or ESG-related practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Fund more vulnerable to unfavorable developments in a particular sector than funds that invest more broadly. Additionally, due to its exclusionary criteria, the Fund may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Fund selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk.  Although the Fund does not concentrate its investments in specific industries or industry sectors, it emphasizes certain themes. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same theme. Companies in the same industry or economic sector or that benefit from the same theme may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.

13½Janus Henderson Sustainable & Impact Core Bond ETF

High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Floating Rate Obligations Risk.  The Fund may invest in floating rate obligations that reset regularly, maintaining a fixed spread over a stated reference rate such as the London InterBank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), or the Treasury bill rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.
Portfolio Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Fund employs. The Fund may underperform its benchmark index or other funds with similar investment objectives.
Liquidity Risk. The Fund may invest in securities or instruments that do not trade actively or in large volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Derivatives Risk.  Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. Derivatives also involve the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Restricted Securities Risk.  Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Fund’s liquidity profile or preventing the Fund from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.
LIBOR Replacement Risk.  Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has ceased to publish or maintain as representative many LIBOR settings, and will phase out certain other commonly-used U.S. dollar LIBOR settings as of June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect the Fund’s performance and/or NAV. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.

14½Janus Henderson Sustainable & Impact Core Bond ETF

The effect of the discontinuation of LIBOR or other reference rates on the Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Leverage Risk.  Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Foreign Exposure Risk.  Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Fund’s returns and NAV may be affected by political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in foreign debt securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk and may be more sensitive to changes in interest rates than domestic securities. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s holdings. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.
Smaller Sized Fund Risk.  Because the Fund has a small asset base, large inflows and outflows may have a disproportionate impact, negative or positive, on the Fund’s performance, which may be more volatile than that of a larger fund. If a smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
TBA Commitments Risk.  Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. Accordingly, there is a risk that the security that the Fund buys will lose value between the purchase and settlement dates.
Securities Lending Risk.  Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

15½Janus Henderson Sustainable & Impact Core Bond ETF

Exchange Listing and Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.
Fluctuation of NAV and Market Price Risk.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices in the Fund’s shares that differ significantly from the Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market prices of the Fund’s shares and the Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. Further, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the Exchange re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.
Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. Additionally, to the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the period indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions and include the effect of the Fund’s recurring expenses.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

16½Janus Henderson Sustainable & Impact Core Bond ETF

Janus Henderson Sustainable & Impact Core Bond ETF

Annual Total Returns (calendar year-end)

Best Quarter: 4th Quarter 2022 0.57% Worst Quarter: 1st Quarter 2022 – 6.34%

Average Annual Total Returns (periods ended 12/31/22)
	1 Year	Since Inception 09/09/21
Janus Henderson Sustainable & Impact Core Bond ETF
Return Before Taxes	– 14.16%	– 11.55%
Return After Taxes on Distributions	– 14.80%	– 12.16%
Return After Taxes on Distributions and Sale of Fund Shares(1)	– 8.37%	– 8.99%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deductions for fees, expenses or taxes)	– 13.01%	– 10.57%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

MANAGEMENT
Investment Adviser: Janus Henderson Investors US LLC
Portfolio Managers: Nick Childs, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Greg Wilensky, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

PURCHASE AND SALE OF FUND SHARES
The Fund is an actively-managed Exchange-Traded Fund (“ETF”). Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs and the Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than

17½Janus Henderson Sustainable & Impact Core Bond ETF

NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.
Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread can be accessed on the Fund’s website at janushenderson.com/performance by selecting the Fund.

TAX INFORMATION
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER‑DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18½Janus Henderson Sustainable & Impact Core Bond ETF

ADDITIONAL INFORMATION ABOUT THE FUNDS

FEES AND EXPENSES
Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended October 31, 2022.

•
“Annual Fund Operating Expenses” are paid out of a Fund’s assets. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.

•
The “Management Fee” is the rate paid by each Fund to the Adviser for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”

°
include acquired fund fees and expenses, which are indirect expenses a Fund may incur as a result of investing in shares of an underlying fund to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds (“ETFs”)) in which a fund invests or has invested during the period. Such amounts are less than 0.01%.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES
The Funds are actively managed ETFs and, thus, do not seek to replicate the performance of a specified index. Accordingly, the portfolio managers have discretion on a daily basis to manage the Funds’ portfolios in accordance with each Fund’s investment objective.
The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
On each business day before commencement of trading in shares on the Exchange, each Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV per share. A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which each Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.
Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for each Fund’s policies with respect to investments in illiquid investments, borrowing and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit, other than illiquid investments, borrowing and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Each Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, a Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser to cover borrowings. For temporary liquidity and cash management purposes, the Funds may invest in other ETFs that provide exposure that is consistent with each Fund’s respective investment objective.
Security Selection
In selecting investments, Janus Henderson Sustainable Corporate Bond ETF’s and Janus Henderson Sustainable & Impact Core Bond ETF’s portfolio managers combine a “bottom up” fundamental security selection with a “top down” thematic approach. In addition to sustainable and ESG factors, the portfolio managers for each Fund will consider company, industry and sector fundamentals, such as free cash flow generation, profitability and cyclicality, as well as credit quality and capital structure

19½Janus Detroit Street Trust

factors, such as a company’s outstanding debt, stability of cash flows and balance sheet. Under normal circumstances, the Funds will generally sell or dispose of their portfolio investments when, in the opinion of the Adviser, they (i) no longer present attractive investment opportunity (e.g., they have reached their expected value, or where better relative value exists elsewhere, or as the result of changing market conditions); and/or (ii) no longer meet the Fund’s respective ESG and/or sustainable criteria. Decisions with respect to the timing of such dispositions shall be made by each Fund’s portfolio managers taking into account the best interests of Fund shareholders.
Asset-Backed Securities
The Funds may invest in asset-backed securities. Asset-backed securities are collateralized by pools of obligations or assets. Most asset-backed securities involve pools of consumer or commercial debts with maturities less than ten years. However, almost any type of asset may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates and may be structured as floaters, inverse floaters, interest-only and principal-only obligations. Similar to mortgage-backed securities, payments on asset-backed securities include both interest and a partial payment of principal. The value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Funds could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates. Janus Henderson Sustainable Corporate Bond ETF may invest up to 5% of its assets in asset-backed securities.
Cash Position
The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments, such as commercial paper, repurchase agreements and other short-duration fixed-income securities, and/or affiliated or non-affiliated money market funds (or unregistered cash management pooled investment vehicles that operate as money market funds), may increase. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, a Fund may take positions that are inconsistent with its investment policies. As a result, a Fund may not achieve its investment objective.
Credit Risk Transfer Securities
The Funds may invest in credit risk transfer securities (“CRTs”). CRTs are unguaranteed and unsecured debt securities that are commonly issued by a government sponsored entity. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors have no direct recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. Therefore, a Fund could lose all or part of its investments in CRTs securities in the event of a default by the underlying mortgages.
Corporate Bonds
Corporate bonds are debt obligations issued by corporations, institutions and other business entities. Typically, the debt is issued for the purpose of borrowing money, often to help the corporation develop a new product or service, to expand into a new market, or to buy another company. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim

20½Janus Detroit Street Trust

over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.
Corporate bonds are subject to interest rate risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Corporate bonds are also subject to credit risk. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of a corporate bond may also be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Collateralized Loan Obligations
The Funds may invest in CLOs. A CLO is a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage-backed securities. Typically organized as a trust or other special purpose vehicle, a CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans in which a CLO may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cash flows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs are typically floating-rate debt instruments; however, in some cases, certain CLOs may pay a fixed-rate.
Emerging Markets
Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Janus Henderson Sustainable Corporate Bond ETF may invest up to 10% of its assets in emerging market securities. Janus Henderson Sustainable & Impact Core Bond ETF may invest up to 5% of its assets in U.S. dollar denominated emerging market securities.

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Exchange-Traded Funds
Each Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of each Fund, which will be indirectly paid by each Fund. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the NAV of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Adviser will earn fees both from such Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. Each Fund is also subject to the risks associated with the securities in which the ETF invests.
Foreign Securities
Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. Janus Henderson Sustainable Corporate Bond ETF may invest a maximum of 10% in emerging market securities and a maximum of 5% in non-U.S. dollar denominated securities. Janus Henderson Sustainable & Impact Core Bond ETF may invest up to 20% of its net assets in U.S. dollar denominated foreign securities, including up to 5% in emerging markets.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, a Fund may invest in bonds that are rated below investment grade (also known as a “junk” bond), such as BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or is an unrated bond of similar quality. Lower rated bonds have a higher credit risk than higher quality bonds. A Fund may also invest in unrated bonds of foreign and domestic issuers. Janus Henderson Sustainable Corporate Bond ETF may invest up to a maximum of 15% of its net assets in high yield securities, with a minimum rating of B-. Janus Henderson Sustainable & Impact Core Bond ETF may invest up to a maximum of 5% of its net assets in high yield securities.
Illiquid Investments
A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Interest Rate Futures Contracts
Interest rate futures contracts, including futures contracts on U.S. Treasuries, Eurodollars and other futures contracts that provide interest rate exposure, are typically exchange-traded, are typically used to obtain interest rate exposure in order to manage duration and hedge interest rate risk. An interest rate futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a specified security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury interest rate futures contracts are closed out or rolled over prior to their expiration date.
Loans
Janus Henderson Sustainable & Impact Core Bond ETF may invest in various commercial loans, including bank loans, bridge loans, mezzanine loans, and other fixed and floating rate loans. Janus Henderson Sustainable Corporate Bond ETF may invest in bank loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.

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Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage-Backed Securities
Janus Henderson Sustainable & Impact Core Bond ETF may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans used to finance purchases of real estate. The mortgage loans that comprise a pool normally have similar interest rates (fixed or variable), maturities and other terms. Pools of mortgages financing residential home purchases are referred to as residential mortgage-backed securities (“RMBS”), while pools of mortgages financing commercial buildings, multi-family properties and other real estate are referred to as commercial mortgage-backed securities (“CMBS”). Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities (“agency mortgage-backed securities”), or may be issued or guaranteed by private entities such as commercial banks, savings and loan institutions or mortgage bankers (“privately issued mortgage-backed securities”).
The Fund may invest in fixed or variable rate agency mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations.
Unlike traditional debt instruments, payments on mortgage-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition to prepayment risk, investments in privately-issued mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage-backed securities. Mortgage-backed securities are also subject to extension risk. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of mortgage-backed securities.
Mortgage Dollar Rolls
Janus Henderson Sustainable & Impact Core Bond ETF utilizes “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Successful use of mortgage dollar rolls depends on the Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price. The use of mortgage dollar rolls often results in higher portfolio turnover.
Options on Futures Contracts
An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
Options on Securities Indices
The Funds may purchase and write put and call options on securities indices. A put option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is less than the exercise price of the option. A call option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. The premium paid to the writer is consideration for undertaking the obligations under the option contract.

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Options on Swap Contracts
The Funds may enter into options on swap agreements, commonly referred to as “swaptions.” A swaption is a contract that gives a purchaser the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swaptions can be used for a variety of purposes, including to manage a Fund’s overall exposure to changes in interest rates and credit quality; as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk.
Pass-Through Securities
Pass-through securities (such as mortgage- and asset-backed securities) are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. In the pass-through structure, principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk. In that case, the Funds may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Portfolio Turnover
Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to a Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio managers believe such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund (including due to purchases and redemptions of Creation Units), the nature of a Fund’s investments, and the investment style of the portfolio managers.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.
Preferred Stock
A preferred stock (or preferred security) represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. A Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, a Fund may lose money. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

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Short Positions
The Funds may invest in short positions using interest rate futures, swaps, forward contracts, options and also through the short sale of portfolio securities, including ETFs. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in a Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.
A Fund may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes a Fund to credit risk, counterparty risk, and leverage risk.
Special Situations
Janus Henderson Sustainable & Impact Core Bond ETF may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Sustainable and Impact Investments
For purposes of implementing the Funds’ respective investment strategies, sustainable and impact investments are those determined by the Adviser to be aligned with certain positive social and environmental and impact themes.

•	The Funds seek to avoid securities of issuers that are non-compliant with the UN Global Compact.

•
To identify the universe of investible securities for the Funds, the portfolio managers first apply broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from (generally no more than 5-10%), or securitized products the economic value of which is tied in more than de minimis fashion to, industries, activities or assets considered by the portfolio managers to have a negative impact on society or the environment.

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In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case the portfolio managers apply a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
A current list of such activities, which may evolve over time follows:

•	alcohol;
•	animal testing (cosmetics);
•	chemicals of concern;
•	contentious industries (limited to excluding companies that produce palm oil);
•	controversial armaments;
•	controversial fossil fuel extraction and refining;
•	controversial fossil fuel power generation;
•	fur;
•	gambling;
•	genetic engineering;
•	pornography;
•	tobacco production; and
•	United Nations Global Compact violators.
From the universe of eligible securities, each Fund’s portfolio managers will identify sustainable investments through consideration of various environmental, social and/or governance factors, and in light of fundamental fixed income investment criteria.
Janus Henderson Sustainable Corporate Bond ETF will seek to invest in securities of issuers with sustainable business practices. The portfolio managers seek to select securities that align with certain positive social and environmental themes, which are informed by United Nations Sustainable Development Goals (“UNSDGs”). These themes of focus, which may evolve over time and/or incorporate other themes aligned with UNSDGs, include the following:

•	Transition to a Green Economy, including the development of clean energy and sustainable transportation and cities;

•	Economic and Community Development and Inclusion, which includes financial services and infrastructure that are integral in the development of a sustainable economy;

•
Knowledge & Technology, and Innovation, which includes technological advancements that can enable a transition to more sustainable business practices for companies across industries, such as software and semiconductors and industry specific innovation; and

•	Health & Well-Being, which includes increased access to healthcare, and innovation for medical treatment and health.
Janus Henderson Sustainable & Impact Core Bond ETF will seek to invest primarily in bonds that are aligned with positive environmental and social impact themes which are informed by UNSDGs. The impact themes followed by the Fund, which may evolve over time, include the following:

•	Transition to a Green Economy, including the development of clean energy and sustainable transportation and cities;

•	Affordable Housing, including increased access to home ownership and benefiting low to moderate income borrowers;

•	Economic and Community Development and Inclusion, which includes financial services and infrastructure that are integral in the development of a sustainable economy;

•
Knowledge & Technology, and Innovation, which includes technological advancements that can enable a transition to more sustainable business practices for companies across industries, such as software and semiconductors and industry specific innovation; and

•	Health & Well-Being, which includes increased access to healthcare, and innovation for medical treatment and health.
The Fund’s investments will first be analyzed and selected using an integrated ESG approach and will be subject to the negative ESG screens discussed above, with the exception of investments deemed “out-of-scope.” Next, certain of these investments will

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be further characterized by one of the following two categories: (i) impact investments, which will be aligned with one or more of the measurable impact themes; and (ii) sustainable investments, which will be aligned with one or more impact themes, and identified and assessed on a qualitative basis. “Out-of-scope” investments that are not part of this process include cash instruments, certain derivatives and U.S. Treasuries.
The Funds’ investments may, but are not required to, include called “labeled bonds”, which include debt where the proceeds have been specifically earmarked for ESG-themed purposes (“Use of Proceeds” bonds), or the returns are specifically tied to defined sustainable or environmental key performance indicators (“KPI-linked” bonds). As the labeled bond market is relatively new and continues to evolve, the type and structure of such investments, as well as the criteria used to define them, may change in the future. Labeled bonds may be structured in various ways including, but not limited to:

•	Use of Proceeds – Proceeds from the issuance of the bonds (or other revenue streams associated with the bonds) are earmarked for green, social or other sustainable projects.

•	Project Bond – Proceeds from the issuance of the bonds are ring-fenced for a specific underlying green, social or other sustainable projects.

•	Securitization Bond – Proceeds from the issuance of the bonds are used to refinance portfolios of green projects or proceeds are earmarked for green, social or other sustainable projects.

•	Covered Bond – Proceeds from the issuance of the bonds are earmarked for eligible green, social or other sustainable projects included in the covered pool.

•	Loan Interests – Proceeds from the loan are earmarked for eligible green, social or other sustainable projects or secured on eligible assets.

•	Other debt instruments (e.g., convertible bonds or notes or commercial paper) – where proceeds are earmarked for eligible green, social or other sustainable projects.
Green Bonds are bonds, notes and debentures the proceeds of which are used to finance projects which the Adviser believes will have a positive environmental impact. Green bonds may be issued by corporations, banks, supranational entities, development banks, agencies, regions and governments, among others. Certain green bonds may be dependent on government incentives and subsidies and lack of political support for the financing of projects with a positive environmental impact could negatively impact the performance of the bonds, and in turn, the performance of a Fund.
Social Bonds are bonds, notes and debentures the proceeds of which are used to finance projects which the Adviser believes will have a positive social impact. Social Bonds are usually issued to finance specific projects intended to assist with positive developments in education, health and social services, affordable housing, economic opportunity and community development, environment or energy-related products and services, and connectivity (e.g., proliferation or improvement of broadband internet or mass transit infrastructure). These bonds may also be geared towards development of opportunity for target populations, including immigrants, the unemployed, the food insecure, persons of color and/or women or sexual and gender minorities, and persons with disabilities.
Sustainability Bonds are bonds, notes and debentures the proceeds of which will be exclusively applied to finance or refinance a combination of both environmental and social projects, with recognition that certain social projects may also have environmental co-benefits, and vice versa.
Sustainability-linked Bonds are bonds, notes and debentures the performance of which is structurally tied to the achievement of predefined environmental or social objectives. The economic value of these bonds (typically through an increase or decrease to the bond’s coupon rate) will be impacted by the issuer’s progress (or lack of progress) towards achievement of these stated goals, through monitoring of selected KPIs relative to performance targets.
Swap Agreements
The Funds may utilize swap agreements such as credit default, interest rate, and total return swaps, as a means to hedge its portfolio against adverse movements in securities prices, the rate of inflation, or interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions

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incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, interest rate, and total return swaps are described in this Prospectus and/or in the “Glossary of Investment Terms.”
Index Credit Default Swaps. The Funds may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a commercial mortgage-backed index) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.
Commercial mortgage-backed securities index swaps (“CMBX”) are a type of index credit default swap that are made up of tranches of commercial mortgage-backed securities rather than credit default swaps. CMBX involve a pay-as-you go settlement process designed to capture non-default events that affect the cash flow to the underlying mortgage-backed securities tranche.
Interest Rate Swaps. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps are centrally cleared and do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make.
Single-Name Credit Default Swaps. The Funds may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase a Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments.
TBA Commitments
Janus Henderson Sustainable & Impact Core Bond ETF may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet industry-accepted “good delivery” standards, which include specified terms, for issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s NAV. Because the Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as TIPS), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Variable- and Floating-Rate Obligations
The Funds may invest in securities with variable or floating rates of interest which, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The

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floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Inverse floating rate securities (“Inverse Floaters”) are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A rise in the reference rate of an inverse floater will cause a drop in the interest rate paid by the inverse floater, while a drop in the reference rate of the inverse floater will cause an increase in the interest rate paid on the inverse floater. Inverse Floaters may exhibit greater price volatility than a fixed rate obligation with similar credit quality. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.
Other Types of Investments
Unless otherwise stated within its specific investment policies, the Funds may also invest in other types of U.S. dollar denominated securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include fixed-income securities issued in private placement transactions.

RISKS OF THE FUNDS
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater a Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Affiliated Underlying Fund Risk.  The Adviser may invest in certain affiliated ETFs as investments for each Fund. The Adviser will generally receive fees for managing such funds, in addition to the fees paid to the Adviser by each Fund. The payment of such fees by affiliated funds creates a conflict of interest when selecting affiliated funds for investment in a Fund. The Adviser, however, is a fiduciary to each Fund and its shareholders and is legally obligated to act in its best interest when selecting affiliated funds. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of such Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any of the affiliated ETFs with respect to such Fund’s investment in such ETF, less certain operating expenses.
Asset-Backed Securities Risk.  Asset-backed securities may be adversely affected by changes in interest rates, underperformance of the underlying assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment, and extension risk in an increasing rate environment.
Cash Transaction Risk.  The Funds may require all APs to purchase Creation Units in cash when the portfolio managers believe it is in the best interest of the Funds. Cash purchases may cause a Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. To the extent a Fund determines to effect a Creation Unit redemption on a cash basis, it may be less tax-efficient for the Fund compared to an in-kind redemption and may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by APs. In addition, a Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and

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options). Each Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk.  Each Fund is subject to the risks associated with the credit quality of the issuers of fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Fund’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Fund’s return and yield. If a security has not received a rating, a Fund must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Credit Risk Transfer Securities Risk.  CRT securities are unguaranteed and unsecured debt securities that are commonly issued by a government sponsored entity. CRTs are not directly linked to or backed by the underlying mortgage loans so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored entities or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. Additional risks associated with investments in CRTs may include valuation risk, mortgage credit risk, liquidity risk, and prepayment risk.
Derivatives Risks. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by a Fund.
Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

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Index Credit Default Swaps Risk.  If a Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, a Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

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Interest Rate Swaps Risk.  A Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.

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Single-Name Credit Default Swaps Risk.  When a Fund buys a single-name credit default swap (“CDS”), the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for a Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, a Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS

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because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to a Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.

Emerging Markets Risk.  Within the parameters of its specific investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Fund invests a significant amount of its assets in one or more of these countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and the Fund’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation, and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in, or operating in, certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, a Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that a Fund invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. A Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Exchange-Traded Funds Risk.  Each Fund may invest in ETFs, including affiliated ETFs. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. When a Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Funds may be higher than the cost of investing directly in the underlying ETFs and may be higher than other ETFs or mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk,

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foreign exposure risk, and commodity-linked investments risk. To the extent a Fund invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Fund’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Fund to reinvest its assets in securities with lower yields, resulting in a decline in a Fund’s income or return potential. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give an investment opportunity, any of which could have a negative effect on the Fund’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. To the extent a Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Fund invests in derivatives tied to fixed-income securities, the Fund may be more substantially exposed to these risks than a fund that does not invest in such derivatives. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Similarly, the amount of assets deemed illiquid remaining within a Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
Foreign Exposure Risk.  The Funds may have exposure to foreign markets as a result of their investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. A Fund’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be

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more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Industry and Sector Risk.  The Funds emphasize certain sustainable and ESG themes. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same sustainable or ESG theme. Companies in the same industry or economic sector or that benefit from the same theme may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments than funds that invest more broadly. As a Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.
Inflation Risk.  Inflation creates uncertainty over the future real value of an investment (the value after adjusting for inflation). The real value of certain assets or real income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a Fund. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. Moreover, a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders or adversely affect the real value of shareholders’ investment in a Fund. Fund shareholders’ expectation of future inflation can also impact the current value of a Fund’s portfolio, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. An increase in interest rates may cause the value of fixed-income securities held by a Fund to decline. A Fund may be subject to a greater risk of rising interest rates due to inflationary trends and the effect of government fiscal and monetary policy initiatives and resulting market reaction to those initiatives. A Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. A Fund’s average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. A Fund may also use futures, swaps, options, and other derivatives to manage interest rate risk.
Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. These risks may be heightened if a Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Through the use of leverage, a Fund’s total investment exposure could exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other, additional assets to meet its collateral requirements.
LIBOR Replacement Risk.  Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority has ceased to publish or maintain as representative many LIBOR settings and will phase out certain other commonly-used U.S. dollar LIBOR settings as of June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to these reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect each Fund’s performance and/or NAV. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on a Fund will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on a Fund until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.

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Liquidity Risk. The Funds may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Fund invests in restricted securities that are deemed to be illiquid investments.
Loan Risk. The Funds may invest in bank loans. Additionally, the Janus Henderson Sustainable & Impact Core Bond ETF may also invest in various commercial loans, including bank loans, bridge loans, and mezzanine loans, and other fixed and floating rate loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing a Fund’s assets in loans, may have access to material non-public information regarding the borrower, the ability of an underlying fund to purchase or sell publicly-traded securities of such borrowers may be restricted. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition to the risks associated with bank loans, an investment in bridge loans may subject a Fund to certain risks, including the risk that a borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.
Market Risk. The value of a Fund’s portfolio may decrease if the value of one or more issuers in the Fund’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which a Fund invests. If the value of a Fund’s portfolio decreases, the Fund’s NAV will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

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COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Fund and its investments, a Fund’s ability to meet redemption requests, and the processes and operations of a Fund’s service providers, including the Adviser.

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Russia/Ukraine Invasion. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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Market Trading Risk. The Funds are subject to secondary market trading risks. Shares of a Fund are listed for trading on an exchange; however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of a Fund may be listed or traded on U.S. and foreign exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that a Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. A Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.
Secondary market trading in a Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in a Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that a Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event a Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.
Shares of a Fund may trade on an exchange at prices at, above, or below their most recent NAV. The per share NAV of a Fund is calculated at the end of each business day, as described below, and fluctuates with changes in the market value of the Fund’s holdings. The trading prices of a Fund’s shares fluctuate continuously throughout the trading day based on market supply and demand, and may not closely track NAV. The trading prices of a Fund’s shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund’s shares trading at a premium or discount to NAV.
Buying or selling a Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling a Fund’s shares, frequent trading may detract significantly from investment returns. Investment in a Fund’s shares may not be advisable for investors who expect to engage in frequent trading.
Money Market Fund Investment Risk.  A Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and a Fund may lose money. To the extent a Fund transacts in instruments such as derivatives, such Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Fund’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the SEC require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that a Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

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In addition to the fees and expenses that a Fund directly bears, a Fund indirectly bears the fees and expenses of any money market fund in which it invests.
Mortgage-Backed Securities Risk.  Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed securities are subject to both extension risk and prepayment risk. These risks may reduce a Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Newly Issued Securities Risk.  The credit obligations in which a Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of a Fund during periods in which it has a small asset base. The impact of new issues on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. A Fund may hold new issues for a short period of time. This may increase a Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.
Operational Risk.  An investment in a Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Fund’s ability to calculate its NAV, process fund orders, execute portfolio trades or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. Implementation of business continuity plans by a Fund, the Adviser or third-party service providers in response to disruptive events such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While a Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.
Portfolio Management Risk.  The Funds are actively managed investment portfolios and are therefore subject to the risk that the portfolio managers may not be successful in identifying investment opportunities that are aligned with the sustainable and/or impact investment approaches that the Funds employ. A Fund may underperform its benchmark index or other funds with similar investment objectives.
Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities could decrease a Fund’s liquidity profile or prevent a Fund from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Fund may get only limited information about the issuer of a private placement or other restricted security.
Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to a Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those proceeds, resulting in reduced returns to shareholders. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, a Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Fund’s portfolio. A Fund’s use of

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leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by a Fund will be successful.
Sustainable Investment Risk.  The Funds follow a sustainable investment approach by investing in debt securities that are aligned with positive environmental and social impact themes and/or the debt of companies with business practices that the Adviser believes to be sustainable and/or demonstrate adherence to certain sustainable and/or ESG-related practices. Accordingly, a Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Additionally, due to its exclusionary criteria, a Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for a Fund may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable and ESG investing in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in sustainable and ESG practices may fall out of favor, which could potentially limit a Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in a Fund selling a security when it might otherwise be disadvantageous to do so. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis.
Trading Issues Risk.  Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In addition, during periods of significant volatility, the liquidity of the underlying securities held by a Fund may affect the Fund’s trading prices. During a “flash crash,” the market prices of a Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by a Fund. Flash crashes may cause APs and other market makers to limit or cease trading in a Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.
Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions can be a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of a Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER
Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. The Adviser is responsible for the day-to-day management of each Fund’s investment portfolio and furnishes continuous advice and recommendations concerning each Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Fund. The Adviser utilizes a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Henderson Investors UK Limited (“JHIUKL”), pursuant to which certain Janus Henderson employees acting for JHIUKL may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to the Funds on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds, as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
Each Fund may rely on the SEC exemptive and no action relief that permits the Adviser, subject to the approval of the Trustees, to appoint or replace affiliated and unaffiliated subadvisers to manage all or a portion of each Fund’s assets and enter into, amend, or terminate such subadvisory agreements without obtaining shareholder approval (a “manager-of-managers structure”).
Pursuant to the relief, the Adviser, with the approval of the Trustees, has the ultimate responsibility, subject to oversight by the Board, to oversee subadvisers and recommend their hiring, termination and replacement. The Adviser, subject to the review and oversight of the Trustees, has responsibility to: set each Fund’s overall investment strategy; evaluate, select and recommend subadvisers to manage all or a portion of each Fund’s assets; and implement procedures reasonably designed to ensure that each subadviser complies with each Fund’s investment goal, policies and restrictions. Subject to review and oversight by the Trustees, under the manager-of-managers structure, the Adviser will allocate and, when appropriate, reallocate each Fund’s assets among subadvisers and monitor and evaluate the subadvisers’ performance. The relief also permits each Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
The Trustees and the initial shareholder of each Fund have approved the use of a manager-of-managers structure for each Fund.

MANAGEMENT EXPENSES
Each Fund uses a unitary fee structure, under which each Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to each Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. The Adviser’s fee structure is designed to pay substantially all of each Fund’s expenses. However, each Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.
Each Fund’s Management Fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the Management Fee and other expenses that such Fund must pay.

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The following table reflects each Fund’s contractual Management Fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid for the most recent fiscal period. The rates shown are fixed rates based on each Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended October 31, 2022)
Janus Henderson Sustainable Corporate Bond ETF	$0 - $500 Million Over $500 Million	0.35 0.30	0.35
Janus Henderson Sustainable & Impact Core Bond ETF	$0 - $500 Million Over $500 Million	0.39 0.35	0.39
A discussion regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement is included in each Fund’s semiannual report (for the period ending April 30) to shareholders. You can request each Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.
Expense Limitation
The Adviser has contractually agreed to waive and/or reimburse a portion of each Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees). The fee waiver agreement will remain in effect at least through February 29, 2024. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

INVESTMENT PERSONNEL
Janus Henderson Sustainable Corporate Bond ETF

Co-Portfolio Managers Michael Keough and Brad Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.
Michael Keough is Co-Portfolio Manager of Janus Henderson Sustainable Corporate Bond ETF, which he has co-managed since inception. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in January 2007. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Brad Smith is Co-Portfolio Manager of Janus Henderson Sustainable Corporate Bond ETF, which he has co-managed since inception. He joined the Adviser in 2010. Mr. Smith holds a Bachelor of Arts degree in economics and international studies from the University of Richmond and a Master of Science degree in International Relations from the London School of Economics.
Janus Henderson Sustainable & Impact Core Bond ETF

Co-Portfolio Managers Nick Childs and Greg Wilensky jointly share responsibility for the day-to-day management of the Fund. Mr. Childs, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Nick Childs, CFA, is Co-Portfolio Manager of Janus Henderson Sustainable & Impact Core Bond ETF, which he has co-managed since inception. Mr. Childs is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in 2017, he was a portfolio manager at Proprietary Capital, LLC from 2012 to 2016, where he managed alternative fixed income strategies specializing in MBS, absolute return investing. Mr. Childs holds a Bachelor of Science degree from the University of Denver. He holds the Chartered Financial Analyst designation.
Greg Wilensky, CFA, is Head of U.S. Fixed Income of Janus Henderson Investors. He is Co-Portfolio Manager of Janus Henderson Sustainable & Impact Core Bond ETF, which he has co-managed since inception. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio

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Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He holds the Chartered Financial Analyst designation.
Information about the portfolio managers’ compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund(s) that they manage, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.
In addition, from time to time, the Adviser or its affiliates may, subject to compliance with applicable law, purchase and hold shares of a Fund for their own accounts, or may purchase shares of a Fund for the benefit of their clients, including other Janus Henderson funds. Increasing each Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. The Adviser and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of a Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by the Adviser or its affiliates could significantly reduce the asset size of each Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. The Adviser considers the effect of redemptions on each Fund and other shareholders in deciding whether to dispose of its shares of the Fund.
The Adviser believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Funds’ SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUNDS
Creation Units for the Funds are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
To avoid taxation of each Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.
Distribution Schedule
Dividends from net investment income are generally declared and distributed to shareholders monthly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from each Fund. Please consult your financial intermediary for details.
How Distributions Affect each Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of each Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in each Fund’s daily NAV. A Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

TAXES
As with any investment, you should consider the tax consequences of investing in each Fund. The following is a general discussion of certain federal income tax consequences of investing in a Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in a Fund. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by a Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied.
Dividends received from real estate investment trusts (“REITs”), certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income. Because the income of a Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be

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treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).
Taxes on Sales
Any time you sell the shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.
For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.
Taxation of the Funds
Dividends, interest, and some capital gains received by a Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.
Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. A Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
A Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for a Fund to meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If a Fund invests in a partnership, however, it may be subject to state tax liabilities.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
For additional information, see the “Income Dividends, Capital Gains Distributions, and Tax Status” section of the SAI.

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SHAREHOLDER’S GUIDE

Each Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of each Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the Exchange under the trading symbol SCRD for Janus Henderson Sustainable Corporate Bond ETF and JIB for Janus Henderson Sustainable & Impact Core Bond ETF. Share prices are reported in dollars and cents per share.
APs may acquire Fund shares directly from each Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Funds’ SAI.

PRICING OF FUND SHARES
The per share NAV of each Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. Each Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for a Fund to value its securities, or as permitted by the SEC. Foreign securities held by a Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.
Securities held by each Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “1940 Act”) and approved by and subject to the oversight of the Trustees (“Valuation Procedures”). To the extent available, equity securities (including shares of exchange-traded funds) are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The methodologies employed when fair valuing securities may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
The value of the securities of mutual funds held by each Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES
Distribution and Shareholder Servicing Plan
The Trust has adopted a Distribution and Servicing Plan for shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the

44½Janus Detroit Street Trust

provision of certain shareholder services. The Plan permits each Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund (“12b-1 fee”). However, payment of a 12b-1 fee has not been authorized at this time.
Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in each Fund.
The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of each Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The 12b-1 fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY ADVISER OR ITS AFFILIATES
From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by the Adviser and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. The amount of compensation paid by the Adviser varies from intermediary to intermediary. More information regarding these payments is contained in the Funds’ SAI.
With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.
In addition, the Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with

45½Janus Detroit Street Trust

educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES
Shares of each Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that each Fund shares listing will continue or remain unchanged. Each Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling each Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of each Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.
Shares of each Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Funds’ SAI. Once created, shares of each Fund generally trade in the secondary market in amounts less than a Creation Unit.
Each Fund’s primary listing exchange is NYSE Arca (the “Exchange”). The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A Business Day with respect to each Fund is each day the Exchange is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange or bond market closes earlier than normal (or on days the bond market is closed but the Exchange is open), each Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, each Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Funds’ SAI for more information.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary’s Anti-Money Laundering Program.

46½Janus Detroit Street Trust

In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by each Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Book Entry
Shares of each Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of each Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of each Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of each Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of each Fund’s NAV per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by each Fund at a particular point in time. Additionally, when current pricing is not available for certain portfolio securities the intra-day indicative value may not accurately reflect the current market value of each Fund’s shares or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in each Fund’s intra-day net asset value basket. Each Fund is not

47½Janus Detroit Street Trust

involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.
Premiums and Discounts
There may be differences between the daily market prices on secondary markets for shares of each Fund and its NAV. NAV is the price per share at which a Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above, or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding a Fund’s premium/discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that calendar year end (or the life of the Fund, if shorter) is available at janushenderson.com/performance by selecting the Fund for additional details.
Bid/Ask Spread
Investors purchasing or selling shares of a Fund in the secondary market may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (the “bid”) and the lowest price a seller is willing to accept for shares of the Fund (the “ask”). The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Historical information regarding a Fund’s spread over various periods of time can be accessed at janushenderson.com/performance by selecting the Fund for additional details.
Investments by Other Investment Companies
The Trust and Janus Investment Fund are part of the same “group of investment companies” for purposes of Section 12(d)(1)(G) of the 1940 Act.
Under the 1940 Act, purchases or acquisitions by each Fund of shares issued by registered investment companies (including other ETFs) and business development companies (“BDCs”) and the purchase or acquisition of Fund shares by registered investment companies, BDCs, and investment vehicles relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except where an exemption is available, including as provided in Sections 12(d)(1)(F) and (G) and Rule 12d1-4 thereunder. Rule 12d1-4 permits registered investment companies and BDCs to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company or BDC first enter into a written agreement with the Trust regarding the terms of the investment, among other conditions.

EXCESSIVE TRADING
Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase a Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve a Fund, they do not harm the Fund or its shareholders. A few institutional investors, referred to as Authorized Participants, are authorized to purchase and redeem Fund shares directly with each Fund in Creation Units. Creation Unit transactions that are effected using securities (i.e., in-kind) do not cause any of the harmful effects to the issuing fund (as previously noted). However, Creation Unit transactions effected using cash can potentially subject the Fund and its shareholders to those harmful effects. As a result, each Fund requires Authorized Participants to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect each Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of each Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, each Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

48½Janus Detroit Street Trust

FUND WEBSITE & AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
Each Business Day, each Fund’s portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. In addition, on each Business Day before commencement of trading in shares on the Exchange, each Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV. Each Fund is also required to disclose its complete holdings as an exhibit to its reports on Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.
For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Funds’ SAI.

SHAREHOLDER COMMUNICATIONS
Statements and Reports
Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of each Fund. These reports show each Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. Each Fund’s fiscal year ends October 31.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

49½Janus Detroit Street Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
Janus Henderson Sustainable Corporate Bond ETF

For a share outstanding during year or period ended October 31	2022	2021(1)
Net Asset Value, Beginning of Period	$49.56	$50.00

Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.02	0.13
Net realized and unrealized gain/(loss)	(10.33)	(0.57)
Total from Investment Operations	(9.31)	(0.44)

Less Dividends and Distributions:
Dividends (from net investment income)	(1.09)	—
Dividends (from capital gains)	(0.11)	—
Total Dividends and Distributions	(1.20)	—

Net Asset Value, End of Period	$39.05	$49.56

Total Return*	(19.08)%	(0.88)%
Net assets, End of Period (in thousands)	$29,284	$49,561
Average Net Assets for the Period (in thousands)	$37,765	$47,019
Ratios to Average Net Assets**
Ratio of Gross Expenses	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	2.28%	1.81%
Portfolio Turnover Rate(3)	92%	15%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 8, 2021 (commencement of operations) through October 31, 2021.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

50½Janus Detroit Street Trust

Janus Henderson Sustainable & Impact Core Bond ETF

For a share outstanding during year or period ended October 31	2022	2021(1)
Net Asset Value, Beginning of Period	$49.62	$50.00

Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.77	0.07
Net realized and unrealized gain/(loss)	(9.00)	(0.45)
Total from Investment Operations	(8.23)	(0.38)

Less Dividends and Distributions:
Dividends (from net investment income)	(0.80)	—
Total Dividends and Distributions	(0.80)	—

Net Asset Value, End of Period	$40.59	$49.62

Total Return*	(16.76)%	(0.76)%
Net assets, End of Period (in thousands)	$34,499	$49,616
Average Net Assets for the Period (in thousands)	$40,153	$48,400
Ratios to Average Net Assets**
Ratio of Gross Expenses	0.39%	0.39%
Ratio of Net Investment Income/(Loss)	1.69%	1.00%
Portfolio Turnover Rate(3)(4)	138%	61%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 8, 2021 (commencement of operations) through October 31, 2021.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(4)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

51½Janus Detroit Street Trust

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by its investment objective and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible Bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both fixed income security risk and equity security risks. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a specific future date.
Credit risk transfer securities are unguaranteed and unsecured mortgage related securities issued by a government-related organization or SPV, respectively, and therefore are not directly linked to or backed by the underlying mortgage loans. Unlike mortgage-backed securities, investors in CRT securities issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. Therefore, a Fund could lose all or part of its investments in CRT securities in the event of a default by the underlying mortgages. Refer to “Mortgage and asset backed securities” above.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by an underlying fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

52½Janus Detroit Street Trust

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.
Mortgage dollar rolls are transactions in which a Fund’s sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund’s pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the Securities Act of 1933, as amended.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund’s NAV. Because a Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities.

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Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
Inflation-linked swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.

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Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act, on the other hand, has the flexibility to take larger positions in securities than a fund that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements, derivatives, or other similar transactions. In addition, other investment techniques, such as short sales, can create a leveraging effect.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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EXPLANATION OF RATING CATEGORIES

The following information provided is a general summary of credit ratings issued by the three major credit rating agencies. Additional information regarding each credit rating agency’s rating methodology can be found by visiting that credit rating agency’s respective website.

STANDARD & POOR’S RATING SERVICES

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to meet financial commitment.

AA	High quality; very strong capacity to meet financial commitment.

A	Strong capacity to meet financial commitment, but more subject to adverse economic conditions.

BBB	Adequate capacity to meet financial commitment, but more subject to adverse economic conditions.

Non-Investment Grade

BB	Less vulnerable in the near-term but faces major ongoing uncertainties to adverse business, financial, or economic conditions.

B	More vulnerable to adverse business, financial, or economic conditions but currently has the capacity to meet financial commitment.

CCC	Currently vulnerable and dependent on favorable business, financial, and economic conditions to meet its financial commitment.

CC	Highly vulnerable; default has not yet occurred, but is expected to be a virtual certainty.

C	Currently highly vulnerable to nonpayment; ultimate recovery is expected to be lower than that of higher rated obligations.

D	Payment default on a financial commitment or breach of an imputed promise; also used when a bankruptcy petition has been filed.

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FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade

AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non‑Investment Grade

BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

D	In default.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

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MOODY’S INVESTORS SERVICE, INC.

Bond Rating*	Explanation
Investment Grade

Aaa	Judged to be of the highest quality, with minimal risk.

Aa	Judged to be of high quality and are subject to very low credit risk.

A	Considered upper-medium grade and are subject to low credit risk.

Baa	Subject to moderate credit risk; considered medium-grade and as such may possess speculative characteristics.

Non-Investment Grade

Ba	Judged to have speculative elements and are subject to substantial credit risk.

B	Considered speculative and are subject to high credit risk.

Caa	Judged to be in poor standing and are subject to very high credit risk

Ca	Highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C	Lowest rated class of bonds and are typically in default, with this prospect for recovery of principal and interest.

*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about each Fund’s investments is available in the Fund’s annual and semiannual reports. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of each Fund.
The Statement of Additional Information provides detailed information about each Fund and is incorporated into this Prospectus by reference. Reports and other information about each Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info
151 Detroit Street
Denver, CO 80206-4805
1-800-668-0434
The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2023

	Ticker	Stock Exchange
Janus Henderson U.S. Real Estate ETF	JRE	NYSE Arca, Inc.

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Janus Henderson U.S. Real Estate ETF (the “Fund”), which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectus dated February 28, 2023, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. Portions of the Trust’s Annual Report, which contains important financial information about the Fund, are incorporated herein by reference into this SAI. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434.

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,

AND INVESTMENT STRATEGIES AND RISKS

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about the Fund, which operates as an actively managed exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

The Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), in exchange for a designated portfolio of securities, assets or other positions and/or cash (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on (the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Rather, the Fund’s shares are redeemable only in Creation Units, and, generally, in exchange for portfolio investments and a Cash Component. The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by Janus Henderson Investors US LLC (the “Adviser”) with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. In the event of liquidation of the Fund, the number of shares in a Creation Unit may be significantly reduced.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from the Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creations and Redemptions” below.

Once created, the Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing the Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing under the following circumstances, as may be applicable: (i) if the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11, under the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) if the Fund fails to meet certain continuing listing standards of the Listing Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund; or (iv) if any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the intra-day value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV. Shares of the Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

CLASSIFICATION

The 1940 Act classifies funds as either diversified or non-diversified. The Fund is classified as non-diversified.

ADVISER

Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for the Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. The following policies are fundamental policies of the Fund.

The Fund may not:

(1)  Invest 25% or more of the value of its net assets in any particular industry or group of industries (other than U.S. Government securities, including those issued or guaranteed by U.S. Government agencies, instrumentalities or authorities, and securities of other investment companies) except that the Fund will invest 25% or more of the value of its net assets in the real estate industry and real estate-related industries.

(2)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(3)  Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(4)  Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(5)  Borrow money, except as permitted under the 1940 Act, the rules or regulations thereunder or other governing statute, or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, or otherwise as permitted by the SEC or other regulatory agency with authority over the Fund. This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(6)  Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  If the Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)  The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)  The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6)  The Fund may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing fund may be unable to repay the loan when due. While it is expected that the Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

Except for the Fund’s policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Fund’s Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

For purposes of the Fund’s policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff (“Staff”) interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Risks” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

As a fundamental policy, the Fund will concentrate in securities of issuers in the real estate industry and real estate-related industries.

General Considerations and Risks

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The principal trading market for some of the securities held by the Fund may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Diversification

Funds are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund. The Fund is classified as nondiversified.

Cash Position

As discussed in the Prospectus, the Fund’s cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on uninvested cash include U.S. treasury securities, domestic commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds (including private funds operating as money market funds that are not registered under the 1940 Act) (refer to “Investment Company Securities”).

Loans of Portfolio Securities

The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed one-third of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination b the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Illiquid Investments

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.

If illiquid investments that are assets exceed 15% of the Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.

Equity Securities

The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, the Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. To the extent the Fund engages in securities lending, there is the risk of delay in recovering a loaned security. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. The Fund may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, the Fund cannot vote the shares without recalling such securitites on loan.

The Fund has discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances, individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the cash management vehicle. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing the affiliated cash management vehicle and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle, rather than to other collateral management options for which the Adviser does not receive compensation.

Financial Services Sector Risk

To the extent the Fund invests its assets in the financial services sector, the Fund will have exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Cyber Security Risk

The Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites, or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) may subject the Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Operational Risk

An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Foreign Securities

The Fund may invest up to 15% of its assets in securities of Canadian issuers (“foreign securities”). Investments in foreign securities may involve greater risks than investments in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Foreign Market Risk.  Foreign securities markets may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. The Fund could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Settlement Risk.  Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, and potentially subject the Fund to penalties for its failure to deliver to subsequent purchasers of securities whose delivery to the Fund was delayed. Delays in the settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities.

Trade Disputes.  Countries that are economically dependent on large import or export sectors may be adversely affected by trade disputes with key trading partners, tariffs imposed on goods and services, and protectionist monetary policies generally. An economic slowdown in a country’s export sector may also affect companies that are not heavily dependent on exports. To the extent a country engages in retaliatory tariffs, a company that relies on imports to produce its own goods may experience increased costs of production or reduced profitability, which may affect consumers, investors and the domestic economy. Trade disputes and retaliatory actions may include embargoes and other trade limitations, which may trigger a significant reduction in international trade and impact the global economy. Trade disputes may also lead to increased currency exchange rate volatility, which can adversely affect the prices of Fund securities valued in US dollars. The potential threat of trade disputes may also negatively affect investor confidence in the markets generally and investment growth.

Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Investment Company Securities

From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). The Fund may invest in other investment companies beyond these statutory limits to the extent the Fund abides by certain conditions of Rule 12d1-4 under the 1940 Act. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.

To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect the Fund’s return potential.

Investment companies may include index-based investments such as ETFs that hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

Exchange-Traded Funds

The Fund may invest in other affiliated or unaffiliated ETFs to gain exposure to a particular portion of the market, to assist with cash management, and/or for other purposes, subject to the provisions of the 1940 Act and applicable rules and regulations thereunder. ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Fund’s adviser will earn fees both from the Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail under “Foreign Securities.”

U.S. Government Securities

To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), U.S. Treasury inflation-indexed bonds or inflation-indexed bonds issued by the U.S. government, Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”)

Within the parameters of its specific investment policies, the Fund invests in REITs and REIT-like entities, including REOCs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, the Fund may gain exposure to the real estate sector by investing in common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

REOCs are publicly traded real estate companies that typically engage in the development, management or financing of real estate that have not elected (or are not eligible) to be taxed as a REIT. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCS may also be adversely affected by income streams derived from businesses other than real estate ownership.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Confidential Information

With respect to certain transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

In cases where the Adviser receives material, nonpublic information about the issuers of investments that may be held in the Fund’s holdings, the Adviser’s ability to trade in these investments for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling an investment that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because the Fund becomes a creditor of an issuer when holding a bond, the Adviser may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose the Adviser or the Fund to material non-public information of the issuer, restricting the Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. the Adviser will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.

ESG Exclusions Policy

The Adviser has adopted a firmwide environmental, social, and governance exclusions policy that generally applies to the accounts it manages, including the Fund. Using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.

Regulatory Changes and Market Events and Risks

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve their investment objectives or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took, or are taking, extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic and rising inflation. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic and rising inflation may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, COVID-19 and measures taken to mitigate its effects could result in disruptions to the services provided to the Fund by its service providers.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, are considering more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2007-2008 financial crisis. The exact specifics of these policies are still under consideration, but the markets may react strongly, which could increase volatility. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect many nations’ economies in ways that cannot be presently foreseen.

The value and liquidity of the Fund’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which the Fund invests, especially given that the economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate changes, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of the Fund’s assets. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

Concentration Risk

To the extent the Fund focuses its investments in any single type of investment, including in a given industry, sector, country, region, or types of security, companies in its portfolio may share common characteristics and react similarly to market developments. For example, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.

Derivative Instruments

A derivative is a financial instrument whose performance is derived from the performance of another, underlying asset. The Fund may invest in derivative instruments such as futures contracts and forward contracts.

Subject to its investment objective and policies, the Fund uses derivative instruments only for currency hedging purposes (i.e., to manage and mitigate risks associated with its currency exposure resulting from investments denominated in the Canadian dollar). The Fund’s derivative investments will be primarily in instruments that are exchange-traded and cleared and which, as a result, tend to be more liquid and less susceptible to counterparty risk than derivatives that are not exchange-traded and cleared.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on the Fund.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty risk.

In an effort to mitigate counterparty risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Government Regulation of Derivatives.  Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into derivatives and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.

Pursuant to Rule 18f-4, funds that do not qualify as limited derivatives users are required to adopt and implement a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with derivatives and certain other transactions. Under the DRMP, the Fund is required to comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level). The DRMP is administered by a “derivatives risk manager,” who is approved by the Trustees, and who periodically reviews the DRMP and reports to the Trustees. While the Fund is not required to segregate assets to cover derivatives transactions and certain financial instruments pursuant to Rule 18f-4, the Fund will continue to do so for other instruments as required under applicable federal securities laws.

In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Fund from using these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Fund will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Futures Contracts.  The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to the Canadian dollar.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

The Adviser, on behalf of the Fund, has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (“Commodity Exchange Act”) and, therefore, the Fund is not subject to regulation as a commodity pool operator under the Commodity Exchange Act. The Fund may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on the Fund’s use of futures, options, and swaps. The Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If the Fund cannot meet the requirements of Rule 4.5, the Adviser and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase the Fund’s expenses, which could negatively impact the Fund’s returns.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in the value of the Canadian dollar and values increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. However, futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell foreign currencies. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, the Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio managers’ projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

At the maturity of a currency or cross currency forward, the Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC markets, as swaps they may in the future be required to be centrally cleared and traded on public facilities.

Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

As a result of current or future regulation, the Fund’s ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers, or due to a restructuring of the Fund’s portfolio as a result of a change in portfolio management. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

The following table summarizes the portfolio turnover rates for the Fund for the last two fiscal years, unless otherwise noted.

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended October 31, 2022		Portfolio Turnover Rate for the Fiscal Year Ended October 31, 2021
Janus Henderson U.S. Real Estate ETF	76%	(1)	23%	(2)
(1)	The variation in the Fund’s portfolio turnover rates may be due to changes in market conditions.
(2)	June 22, 2021 (effective date) to October 31, 2021.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The ETF Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to ensure that the Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of the Adviser, ALPS Distributors, Inc. (“ALPS” or the “Distributor”), or any affiliated person of the Adviser or ALPS Distributors, Inc., above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. Item (iii) above does not preclude the provision of portfolio holdings information not available to other current or prospective Fund shareholders to certain Entities to the extent such information is necessary to facilitate creation unit transactions. These “Entities” are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and Entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with Regulatory Requirements.  Each business day, the Fund’s portfolio holdings information is provided to the Fund’s custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the Listing Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV.

Disclosure of Portfolio Holdings as Required by Applicable Law.  The Fund is also required to disclose its complete holdings as an exhibit to its reports on Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus representative at 1-800-668-0434 (toll free).

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Adviser, ALPS Distributors, Inc. and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate in consultation with the Fund’s Chief Compliance Officer or a designee, that the Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Fund’s Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer, has the authority to waive one or more provisions of, or make exceptions to, the ETF Holdings Disclosure Policies and Procedures when in the best interest of the Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties.

INVESTMENT ADVISER

INVESTMENT ADVISER – JANUS HENDERSON INVESTORS US LLC

As stated in the Prospectus, the Fund has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc., the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

The Fund’s Advisory Agreement continues in effect for an initial term of two years and from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust (the “Trustees”) who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund. The fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Adviser has received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

The Adviser also provides certain administration services necessary for the operation of the Fund, including, but not limited to, preparation of prospectuses.

The Fund pays a monthly Management Fee to the Adviser for its services. The fee is based on the daily net assets of the Fund and is calculated at the following annual rate.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson U.S. Real Estate ETF	$0-$250 Million	0.65
	Next $750 Million	0.60
	Over $1 Billion	0.50

The following table summarizes the Management Fees paid by the Fund for the fiscal years ended October 31, unless otherwise noted.

Fund Name	2022	2021
Janus Henderson U.S. Real Estate ETF	$54,217	$25,152(1)

(1)	June 22, 2021 (effective date) to October 31, 2021.

The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees). The fee waiver agreement will remain in effect at least through February 29, 2024. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Board of Trustees.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY THE ADVISER OR ITS AFFILIATES

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. The Adviser or its affiliates make payments to one or more intermediaries for information about transactions and holdings in a fund, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to a fund. The Adviser or its affiliates make payments to one or more intermediaries for operational and/or platform set-up and maintenance fees on a per fund basis, often referred to as CUSIP fees. Payments made to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of February 15, 2023, the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of certain Janus Henderson ETFs are E*Trade Securities LLC; LPL Financial LLC; Morgan Stanley Smith Barney, LLC; Pershing LLC; Raymond James Financial Services, Inc.; and Raymond James & Associates, Inc. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, the Adviser or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. The Adviser or its affiliates may make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT THE ADVISER

The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risk. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, the Adviser has procedures that prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

The Fund and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus Henderson funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing proprietary money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing other certain affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of ETFs, hedge funds, private funds, and other Janus Henderson financial products managed by the Adviser. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Funds and other Janus Henderson financial products. The Trustees intend to address any such conflicts as deemed appropriate.

ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS Distributors, Inc. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Janus Henderson Personal Code of Ethics

The Adviser currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure the Adviser personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund’s shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund’s shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all the Adviser personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Fund. In addition, the Adviser personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances the Adviser personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

The Trustees of the Trust have delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with the Adviser’s own policies and procedures.

A complete copy of the Adviser’s proxy voting policy and procedures, including specific voting guidelines, is available at janushenderson.com/proxyvoting.

The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices and/or where, in the Adviser’s view, it is appropriate. The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, or from the SEC through the SEC website at http://www.sec.gov.

JANUS HENDERSON INVESTORS US LLC PROXY VOTING SUMMARY

The Adviser seeks to vote proxies in the best interest of its shareholders and without regard to any other relationship that the Adviser or an affiliate may have with the issuer or personnel of the issuer. Janus Henderson’s Proxy Voting Policy and Procedures (the “Proxy Voting Procedures”) apply to the Adviser’s proxy voting on behalf of the Fund and set forth how proxy voting policy is developed, how proxy votes are cast, how conflicts of interest are addressed, and how the proxy voting process is overseen. The Proxy Voting Procedures include proxy voting guidelines (the “Guidelines”) that outline how the Adviser generally votes proxies on securities held by the funds the Adviser manages.

Janus Henderson’s Proxy Voting Committee (the “Proxy Voting Committee”) develops Janus Henderson’s positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting, and oversees the voting process generally, including by reviewing results of diligence on ISS, the Adviser’s proxy advisory firm. The Proxy Voting Committee is comprised of representatives from the Office of the Treasurer, Asset Servicing, Compliance, as well as the Governance and Stewardship team and equity portfolio management who provide input on behalf of the investment team.

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. The Adviser’s portfolio managers, assistant portfolio managers, and analysts (together, “Portfolio Management”) may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where (i) the Guidelines call for Portfolio Management input and/or (ii) the proxy matter being voted on relates to a company and/or an issue for which ISS does not have research, analysis, and/or a recommendation available, ISS will refer proxy voting questions to the Adviser for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, the Adviser will abstain from voting the proxy item.

The Adviser relies on pre-populated and/or automated voting to cast votes for the Fund. That means ISS will automatically populate the proxy voting system in accordance with the Guidelines. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by ISS unless directed otherwise by the Adviser. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by the Adviser.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent ISS identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines. ISS is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and the Adviser is provided appropriate notice of such changes, including through availability of an updated research report. In all events, ISS will notify the Adviser of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

The Adviser recognizes that in certain circumstances the cost to the Fund associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, the Adviser may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, the Adviser will only vote proxies if the Adviser determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, the Fund may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, the Adviser will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where the Fund holds a security as of a record date, but the holdings were sold prior to the shareholder meeting, the Adviser may abstain from voting that proxy.

Because the Guidelines preestablish voting positions, the default application of the Guidelines should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, the Adviser has implemented additional policies and controls to mitigate any conflicts of interest.

Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect the exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors, or others designed to improperly influence Portfolio Management in exercising their discretion or the existence of significant relationships with the issuer.

The Adviser also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. The Adviser maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management intends to vote contrary to the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management intends to exercise discretion to vote contrary to ISS’ recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Proxy Voting Committee, which will review the rationale provided by Portfolio Management in advance of the vote. If the Proxy Voting Committee determines the rationale is inadequate, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Proxy Voting Committee. In addition, on a quarterly basis, the Proxy Voting Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the Portfolio Management’s stated rationale.

Pursuant to the Guidelines, any personal conflict of interest related to a specific proxy vote should be reported to the Proxy Voting Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Proxy Voting Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Proxy Voting Committee, the decision made and basis for the decision will be documented by the Proxy Voting Committee.

Proxy Voting Guidelines

As discussed above, the Proxy Voting Committee has developed the Guidelines for use in voting proxies. Below is a summary of some of the Guidelines.

Board of Directors Issues

The Adviser: (i) will generally vote in favor of director candidates that result in the board having a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

The Adviser will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Compensation Issues

The Adviser will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. The Adviser will generally vote with management with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained.

Capitalization, Issuances, Transactions, Shareholder Rights, and other Corporate Matters

The Adviser: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. The Adviser will evaluate proposals regarding mergers, acquisitions, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Environmental and Social Issues

The Adviser believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. The Adviser also recognizes the importance of environmental issues such as climate change and social issues such as diversity and inclusion to all these stakeholder groups.

As a fiduciary for its clients, the Adviser is primarily concerned with the impact of proposals on a company’s performance and economic value. The Adviser recognizes that environmental and social issues are associated with risks, costs, and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, the Adviser will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. The Adviser will generally support management proposals addressing environmental and social issues unless the Adviser identifies significant weaknesses relative to market practice or peers or feels that management has failed to adequately respond to shareholder concerns. The Adviser will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices.

Proposals Outside of the Guidelines

The Adviser will generally rely on the recommendation from ISS for proposals outside the scope of the Guidelines.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

JPMorgan Chase Bank, N.A. (“JP Morgan” or the “Custodian”), 383 Madison Avenue, New York, NY 10179 is the custodian of the domestic securities and cash of the Fund. JP Morgan is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to JP Morgan certain responsibilities for such assets, as permitted by Rule 17f-5. JP Morgan and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. JP Morgan also serves as transfer agent for the shares of the Fund (“Transfer Agent”).

JP Morgan also provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with the Adviser, on behalf of the Fund. The Adviser may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, the Adviser pays JP Morgan a fee based on a percentage of the Fund’s assets, and a flat fee, per Fund. The Adviser serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. The Adviser does not receive any additional compensation, beyond the unitary fee, for serving as administrator. Pursuant to agreements with the Fund, J.P. Morgan Securities LLC, an affiliate of JP Morgan, may execute portfolio transactions for the Fund, including but not limited to, in connection with cash in lieu transactions (as described under Fund Deposit and Redemption of Creation Units).

The following table summarizes the fees received by JP Morgan for custodian, transfer agent and sub-administrative services for the fiscal years ended October 31, unless otherwise noted.

Fund Name	2022	2021
Janus Henderson U.S. Real Estate ETF	$35,996	$2,609(1)(2)

(1)	June 22, 2021 (effective date) through October 31, 2021.
(2)	Figure has been revised from what was previously reported.

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1000, Denver, Colorado 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Fund in connection with the sale of its shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of the Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Henderson Distributors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, and a member of FINRA, may provide marketing and promotional services on behalf of the Fund. Janus Henderson Distributors US LLC does not receive any compensation from the Fund or ALPS for such services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiate all portfolio transactions of the Funds solely upon the direction of the relevant portfolio manager. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allow trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the terms “Adviser” also includes its Trading Affiliates.

The Adviser selects broker-dealers for the Fund as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Brokers may include Authorized Participants and/or market makers for the Funds. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Fund or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.

The Adviser has a duty to seek to obtain “best execution” of all portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets for which the security will be purchased or sold; the activity, existing and expected, in the market in the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; portfolio manager instructions; and any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement, as discussed below, the research services provided by a broker-dealer.

The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

As applicable, the Fund generally buys and sells fixed-income and money market securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for the Fund primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.

The Adviser unbundles commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts. Funds that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.

The Adviser has client commission agreements (“CCAs”) and, for certain funds, RCC Agreements (“RCCAs”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.

The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until the Fund’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that the Fund’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.

The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.

The Adviser intends that all client transactions will be included within its CCAs, except to the extent the Adviser manages a strategy in which the portfolio manager and client are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.

The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.

The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.

The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.

The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.

For the fiscal year ended October 31, 2022, the total brokerage commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below.

Fund Name	Commissions	Transactions
Janus Henderson U.S. Real Estate ETF	$2,878	$10,174,546

The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.

In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e). Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e), the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.

Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.

The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with the Fund for fixed-income securities, with accounts subject to the Employee Retirement Income Security Act of 1974 or where prohibited by client restrictions.

The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets and cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.

Funds may from time to time participate in initial public offerings (“IPOs”) or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund and thus may not be eligible to participate in the offering. Funds may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relations of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Indication Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts within a strategy based on each participating portfolio manager in such IPO Indication Group based on their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one fund can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved in writing by the Chief Investment Officer (“CIO”) or his delegate(s). A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by investment personnel to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.). Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of a portfolio manager with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

The following table summarizes the total amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 2022, and the period from commencement of operations on June 22, 2021 through October 31, 2021.

Fund Name	For the Fiscal Year Ended October 31, 2022	For the Period June 22, 2021 through October 31, 2021
Janus Henderson U.S. Real Estate ETF	$4,847	$2,258

As of October 31, 2022, the Fund did not own any securities of its regular broker-dealer (or parents).

Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, varying market conditions, changes to investment strategies or processes, and other factors.

SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of the Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the London Stock Exchange. The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Fund’s principal underwriter, and the Adviser may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving each Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

The Rule 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Rule 12b-1 fee may cost an investor more than other types of sales charges.

CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by the Adviser with prior notification to the Fund’s Authorized Participants. The Fund’s current Creation Unit size may be found on the ETF portion of the Janus Henderson website.

A “Business Day” with respect to the Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund may consist of cash or securities (plus an amount of cash). If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of “Deposit Securities” and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Adviser makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 3:00 p.m. (for negotiated custom baskets) or 4:00 p.m. (for standard orders), Eastern time on any Business Day in order to receive that day’s NAV, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange close earlier than normal), the Fund may require orders to create or redeem creation units to be placed earlier in the day.

Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and the Adviser) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and the Adviser make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and the Adviser shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, as discussed in “Regular Holidays” consistent with applicable law, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, including to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The Fund generally redeems Creation Units in-kind plus any Cash Amount due. Please see the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

The Adviser will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemption Method

Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of the Fund, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the Fund are generally redeemed in-kind), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Creation and Redemption Transactions

A standard transaction fee (“Standard Fee”) is imposed to offset the transfer and other transaction costs incurred by the Fund associated with the issuance or redemption of Creation Units. The Standard Fee will be charged to the Authorized Participant on the day such Authorized Participant creates or redeems a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. For creations, Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. The Adviser may adjust the Standard Fee from time to time to account for changes in transaction fees associated with in-kind transactions.

In addition to the Standard Fees discussed above, the Fund charges an additional variable fee (“Variable Fee”) for creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash portion of the transaction. The amount of the Variable Fee payable to the Fund by the Authorized Participant is determined by the Adviser based on analysis of historical transaction cost data and the Adviser’s view of current market conditions, among other factors. The actual Variable Fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction. The total transaction fees charged (i.e. the Standard Fee plus the Variable Fee) will not exceed the maximum amounts reflected in the table below. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s transaction fees or reimburse an Authorized Participant for all or a portion of the transaction fees.

The following table shows as of the date of this SAI (i) the standard fee, and (ii) the maximum total transaction fee charges for creations and redemptions (as described above):

	Standard Fee*	Maximum Total Transaction Fee**
Janus Henderson U.S. Real Estate ETF	$500	3.00% (Create) 2.00% (Redeem)

*	Flat fee charged per transaction for one or more Creation Units.
**	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before

3:00 p.m. (for negotiated custom baskets) or 4:00 p.m. (for standard orders), Eastern time on any Business Day, or until the market closes (in the event the Listing Exchange closes early), in order to receive that day’s NAV. On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed, but the Listing Exchange is open), the Fund may require orders to create or redeem creation units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (i.e., “T+2”). Further, as discussed in “Regular Holidays”, consistent with applicable law, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, including to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Trust does not ordinarily permit cash redemptions of Creation Units in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (generally within seven calendar days thereafter, except as described in “Regular Holidays” below).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets

The securities and other assets that are required for the issuance of a Creation Unit, or are provided upon redemption of a Creation Unit (a “basket”) may differ and the Fund may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Basket”). A Custom Basket may include any of the following: (i) a basket that is composed of a nonrepresentative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets intended to be protective to the Funds and their shareholders. Such policies and procedures, among other items, establish (i) parameters for the construction and acceptance of custom baskets, and (ii) processes for revisions to or deviations from such parameters. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. Under normal circumstances, the Fund expects to pay out redemption proceeds within two Business Days after the redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the Authorized Participant and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay the Authorized Participant, all as permitted by the 1940 Act. With respect to the Fund’s foreign investments, in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an Authorized Participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the Authorized Participant.

SECURITIES LENDING

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, N.A. acts as securities lending agent and custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, and perform other custodian functions in accordance with the Securities Lending Agreement.

The Fund did not engage in securities lending activity during the fiscal year ended October 31, 2022.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

Dividends from net investment income are generally declared and distributed to shareholders quarterly. It is a policy of the Fund to make distributions of any realized net capital gains at least annually. Any net capital gains realized during each fiscal year are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

Fund Taxation

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” However, dividends received from REITs certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Fund will invest in REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a passive foreign investment company (discussed below). Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties. Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, the Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs, certain foreign corporations and income received “in lieu of” dividends received in a securities lending transaction generally will not constitute qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by the Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs, on stocks of foreign issuers and income received “in lieu of” dividends received in a securities lending transaction are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”).  Under the FATCA, a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however based on proposed regulations issued by the IRS which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of 15 series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015).	15	Independent Trustee, Clough Funds Trust (investment company) (since 2015), Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Global Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017) and Independent Trustee, Global X Funds (investment company) (since 2018). Formerly, Chairman, Elevation ETF Trust (investment company) (2016-2018) and Independent Trustee, Elevation ETF Trust (2016-2018).
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to multinational companies) (since 2017).	15	Independent Director, ATAC Resources Ltd. (mineral exploration company) (since 2022).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015)	15	Director, West Travis County Municipal Utility District No. 6 (municipal utility) (since 2020). Formerly, Director, State Farm Bank (banking) (2014-2021).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Carrie Benz** 151 Detroit Street Denver, CO 80206 DOB: 1975	Trustee	1/21-Present	Global Investment COO (since 2023). Formerly, Global Head of Investment Services, Janus Henderson Investors (2017-2023),	15

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Ms. Benz is an Interested Trustee because of her employment with Janus Henderson Investors.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nicholas Cherney 151 Detroit Street Denver, CO 80206 DOB: 1981	President and Chief Executive Officer	10/22-Present	Head of Exchange Traded Products at Janus Henderson Distributors US LLC, Janus Henderson Indices LLC, Velocity Shares Holdings Inc. (since 2019). Formerly, Senior Vice President, Janus Henderson Distributors US LLC, Janus Henderson Indices LLC (2015-2019), Janus Henderson Investors US LLC (2015-2017), and Velocity Shares Holdings Inc. (2014-2019).
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present	Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017 –September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC and Janus Henderson Distributors US LLC (2009-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Cara Owen 151 Detroit Street Denver, CO 80206 DOB: 1981	Vice President, Secretary and Chief Legal Officer	1/23-Present	Senior Legal Counsel of Janus Henderson Investors US LLC (since 2021). Formerly, Assistant Secretary of the Trust and Clayton Street Trust (2021-2023); Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. (2019-2021) (fund administrator); Secretary, ALPS ETF Trust (2020–2021) (registered investment companies); Secretary, ALPS Variable Investment Trust (June 2021 – August 2021) (registered investment companies); Secretary, Financial Investors Trust (June 2021 – August 2021) (registered investment companies); Vice President and Secretary of Boulder Growth & Income Fund, Inc. (2020–2021) (registered investment company), Assistant Secretary, James Advantage Funds (2019–2021) (registered investment companies); Senior Counsel, Corporate & Investments, Great-West Life & Annuity Insurance Company (insurance company); Senior Counsel & Assistant Secretary, Great-West Funds, Inc. (registered investment companies), Great-West Capital Management, LLC, (registered investment adviser) Great-West Trust Company, LLC, (trust company) and Advised Assets Group, LLC (registered investment adviser) (2014-2019).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	1/23-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime at Invesco Ltd. (2017-2022).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of its reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Maureen T. Upton:  Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

Clifford J. Weber:  Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden:  Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

Carrie Benz:  Service as a senior executive at Janus Henderson Investors and experience as a senior executive in the financial services industry.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and the Fund on behalf of Fund shareholders. A majority of the Board is considered Independent of the Adviser and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Fund’s officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Fund’s service providers, including the investment management agreements with the Adviser and distribution agreement with ALPS. The Trustees are also responsible for determining or changing the Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Fund’s investment advisory agreement with the Adviser. Specific matters may be delegated to a committee, such as oversight of the Fund’s independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to the Adviser with respect to all matters related to the Fund that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) experience of the Chair with stock exchanges and exchange-traded funds; (2) the distribution model of the Fund, (3) that the Fund and Trust had not yet commenced operations as of the date of the Board’s formation, and (4) the responsibilities entrusted to the Adviser to oversee the Trust’s day-to-day operations.

Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held during Last Fiscal Year Ended October 31, 2022
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Oversees the Adviser as valuation designee and reviews reports on fair valuation determinations and valuation methodologies regarding securities and investments held by the Funds pursuant to valuation procedures established by the Adviser and approved by the Board of Trustees, reviews other matters related to the pricing of securities, and approves changes to the valuation procedures.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	6
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	4

Board Oversight of Risk Management

The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Fund’s operations, oversees the Adviser’s risk management efforts with respect to the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. Information considered by the Board is provided by the Adviser and the Fund’s service providers, as deemed appropriate from time to time. The Board and its Committees will analyze the risks of the Fund and request information they deem appropriate. The Audit and Pricing Committee considers valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board is apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Fund (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and also discusses matters related to the Fund’s compliance policies and procedures.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2022, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the following table reflects each Trustee’s aggregate dollar range of securities of all funds advised by the Adviser and overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None	$10,001-$50,000
Maureen T. Upton	$1-$10,000	$50,001-$100,000
Jeffrey B. Weeden	$10,001-$50,000	Over $100,000
Interested Trustee
Carrie Benz(1)	None	None

(1)	Carrie Benz is an Interested Trustee by virtue of her employment with Janus Henderson Investors.

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, the Adviser pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid by the Adviser to each Independent Trustee for the fiscal year ending October 31, 2022. None of the Independent Trustees receives any pension or retirement benefits from the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$42,000	$83,000
Maureen T. Upton, Trustee	$42,000	$83,000
Jeffrey B. Weeden, Trustee	$42,000	$83,000
Interested Trustee
Carrie Benz, Trustee(3)	$0	$0

(1)	As of October 31, 2022, there were 12 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus Henderson trusts which were comprised of 15 portfolios as of October 31, 2022.
(3)	Carrie Benz is an Interested Trustee by virtue of her employment with Janus Henderson Investors.

JANUS HENDERSON INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2022. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies only include U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Greg Kuhl	Number of Other Accounts Managed	2	(1)	2	(2)	5
	Assets in Other Accounts Managed	$659.50M		$1,415.41M		$611.31M
Danny Greenberger	Number of Other Accounts Managed	None		None		2
	Assets in Other Accounts Managed	None		None		$130.57M

(1)	One account included in the total, consisting of $607.68M of the total assets in the category, has a performance-based advisory fee.
(2)	One account included in the total, consisting of $1,241.37M of the total assets in the category, has a performance-based advisory fee.

Material Conflicts

As shown in the table above, portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label funds for which the Adviser or an affiliate serves as sub-adviser, separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the Fund or may have a performance-based management fee. As such, fees earned by the Adviser vary among these accounts. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Furthermore, the Adviser believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in the Fund’s portfolio may be mitigated by the portfolio manager’s compliance with the Adviser’s personal trading policy within the Personal Code of Ethics. The portfolio managers may also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others in the allocation of time, resources, or investment opportunities or the sequencing of trades, resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.

The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk or performance dispersion or unfair treatment.

The Adviser (and its affiliates) generates trades throughout the day, depending on the volume of orders received from portfolio managers, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”

JANUS HENDERSON INVESTMENT PERSONNEL COMPENSATION INFORMATION

The following describes the structure and method of calculating a portfolio manager’s compensation.

The portfolio managers are compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:  A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees:  The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.

The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership:  All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over a 3-year period and are delivered into JHG restricted stock and/or funds.

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

As of October 31, 2022, the portfolio managers of the Fund described in this SAI beneficially owned securities of the Fund in the dollar range shown in the following table. Beneficial ownership may include amounts invested through contingent compensation plans.

Investment Personnel	Dollar Range of Equity Securities in the Fund Managed
Greg Kuhl	$50,001-$100,000
Danny Greenberger	$10,001-$50,000

PRINCIPAL SHAREHOLDERS

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2023, the officers and Trustees as a group owned 1.70% of the outstanding shares of the Fund. As of January 31, 2023, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of the Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor or the Adviser (or an affiliate) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding shares of the Fund are not the beneficial owners of such shares, unless otherwise indicated. The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of the Fund as of January 31, 2023:

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Real Estate ETF	TD Ameritrade Inc. Omaha, NE	49.76%
	National Financial Services LLC New York, NY	16.79%
	Pershing LLC Jersey City, NJ	14.56%
	BOFA Securities Inc. New York, NY	7.07%

MISCELLANEOUS INFORMATION

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers 12 series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

Fund Name
Janus Henderson AAA CLO ETF
Janus Henderson B-BBB CLO ETF
Janus Henderson International Sustainable Equity ETF
Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson Net Zero Transition Resources ETF
Janus Henderson Short Duration Income ETF
Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson Sustainable Corporate Bond ETF
Janus Henderson Sustainable & Impact Core Bond ETF
Janus Henderson U.S. Real Estate ETF
Janus Henderson U.S. Sustainable Equity ETF

The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize a fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate the Fund, they may do so if the Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable. Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its agent and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. From time to time, other broker dealers making markets in shares of the Fund may execute similar, standalone agreements resulting in irrevocable assignment of proxy voting rights to the Adviser (or an affiliate), to the extent that such broker dealer beneficially owns Fund shares. The Distributor intends to vote such shares in accordance with its written supervisory procedures. The Adviser (or its affiliate) intends to vote such shares either by voting in proportion to the votes of other shareholders on a given matter (echo vote) or abstain from voting.

As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds.

Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INVESTMENTS BY OTHER INVESTMENT COMPANIES

The Trust and Janus Investment Fund are part of the same “group of investment companies” for the purpose of Section 12(d)(1)(G) of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and performs tax services for the Fund.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The following audited financial statements for the fiscal period ended October 31, 2022 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2022, as applicable.

•	Schedules of Investments as of October 31, 2022

•	Statements of Assets and Liabilities as of October 31, 2022

•	Statements of Operations for the period ended October 31, 2022

•	Statements of Changes in Net Assets for each of the periods indicated

•	Financial Highlights for each of the periods indicated

•	Notes to Schedules of Investments

•	Notes to Financial Statements

•	Report of Independent Registered Public Accounting Firm

The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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janushenderson.com/info

151 Detroit Street

Denver, Colorado 80206-4805

1-800-668-0434